COMPUTATIONAL MATERIALS DISCLAIMER

By entering into a transaction with Credit Suisse First Boston LLC (“CSFB”), you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Please contact the CSFB Syndicate Desk at 212-325-8549 for additional information.

Subject to Revision
Term Sheet dated January 6, 2004

$950,000,000
(Approximate)
CENTEX HOME EQUITY LOAN TRUST 2004-A
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
Centex Home Equity Company, LLC
Originator and Servicer
CHEC Funding, LLC
Depositor

The certificates described herein (the "Certificates") are asset-backed securities to be issued by the Centex Home Equity Loan Trust 2004-A (the "Trust").  The sole source of payments on the Certificates will be the property of the Trust, which will include closed-end fixed rate and adjustable rate home equity loans (the "Home Equity Loans").  The Certificates will represent interests in the Trust only and will not be guaranteed by or represent interests in or obligations of Centex Home Equity Company, LLC or any of its affiliates.

This Term Sheet contains structural and collateral information and certain statistical analyses with respect to the Certificates and the Trust.  The information contained in this Term Sheet is preliminary, limited in nature and may be changed.  All the information in this Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and prospectus relating to the offering of the Certificates.  The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof.  As such, the information may not reflect the impact of all structural characteristics of the Certificates or any changes made to the structure of the Certificates after the date hereof.  Additional information will be contained in the prospectus supplement and prospectus.  Prospective purchasers are urged to read the prospectus supplement and prospectus carefully.  Both documents will contain information a prospective purchaser should consider when making an investment decision.

Although a registration statement (including a prospectus and a form of prospectus supplement) relating to the securities described herein has been filed with the Securities and Exchange Commission and is effective, as of the date of this Term Sheet the actual prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission.  Sales of the Certificates may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus.  This Term Sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Certificates in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable laws of any such state or other jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Certificates or determined if this Term Sheet is accurate or complete. Any representation to the contrary is a criminal offense.

CREDIT SUISSE FIRST BOSTON
BANC OF AMERICA SECURITIES LLC
CITIGROUP
RBS GREENWICH CAPITAL

OFFERED CERTIFICATES
Class(1)	Expected Size (2)	Home Equity Loan Group	Interest Type	Principal Type	Expected WAL (yrs) Call/Mat	Expected Principal Window (mos) Call/Mat	Final Scheduled Distribution Date	Expected Ratings
								S & P	Moody's	Fitch
AF-1	$134,100,000	I	Fixed	Sen-Seq	0.95/0.95	1 - 21/1 - 21	6/25/2019	AAA	Aaa	AAA
AF-2	$25,800,000	I	Fixed	Sen-Seq	2.00/2.00	21 - 26/21 - 26	12/27/2021	AAA	Aaa	AAA
AF-3	$66,700,000	I	Fixed	Sen-Seq	3.00/3.00	26 - 48/26 - 48	4/25/2028	AAA	Aaa	AAA
AF-4(3)	$93,200,000	I	Fixed	Sen-Seq	4.95/5.60	48 - 63/48 - 92	9/27/2032	AAA	Aaa	AAA
AF-5(3)	$8,500,000	I	Fixed	Sen-Seq	5.26/7.85	63 - 63/92 - 96	1/25/2034	AAA	Aaa	AAA
AF-6	$36,500,000	I	Fixed	Sen-NAS	5.04/6.03	43 - 63/43 - 94	1/25/2034	AAA	Aaa	AAA
AV-1(4)	$95,000,000	II	Floating	Sen-PT	1.70/1.83	1 - 63/1 - 96	1/25/2034	AAA	Aaa	AAA
AV-2(5)	$331,070,000	III	Floating	Sen-PT	1.60/1.66	1 - 63/1 - 92	1/25/2034	AAA	Aaa	AAA
M-1	$59,370,000	I, II, III	Floating	Mez	4.43/5.51	40 - 63/40 - 105	1/25/2034	AA	Aa2	AA
M-2	$33,250,000	I, II, III	Floating	Mez	4.38/5.67	39 - 63/39 - 111	1/25/2034	A+	A1	A+
M-3	$19,000,000	I, II, III	Floating	Mez	4.37/5.80	38 - 63/38 - 115	1/25/2034	A	A2	A+
M-4	$14,250,000	I, II, III	Floating	Mez	4.36/5.88	38 - 63/38 - 118	1/25/2034	A-	A3	A
M-5	$14,250,000	I, II, III	Floating	Mez	4.35/5.94	37 - 63/37 - 122	1/25/2034	BBB+	Baa1	A-
B	$19,010,000	I, II, III	Floating	Sub	4.34/6.04	37 - 63/37 - 127	1/25/2034	BBB	Baa2	BBB

(1)

The Certificates are subject to a 20% Clean-Up Call Option.  All Certificates are expected to be subject to an interest rate cap.

(2)

Each class size is subject to a variance of plus or minus 5%.

(3)

If the Clean-Up Call Option is not exercised on the first Distribution Date on which it could have been exercised, the interest rate on the Class AF-4 and Class AF-5 Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date.

(4)

The Class AV-1 Certificates are not offered.

(5)

The Class AV-2 Certificates may be split into two or three classes which may pay concurrently, sequentially or as otherwise described in the prospectus supplement.  References to the Class AV-2 Certificates in this Term Sheet refer to the aggregate of these classes issued.

PREPAYMENT PRICING SPEED
Group I Home Equity Loans:

115% PPC

100% PPC assumes that prepayments start at 4% CPR in month one of the life of the Home Equity Loans, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II Home Equity Loans:	28% CPR
Group III Home Equity Loans:	28% CPR

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the prospectus supplement and prospectus and provides a general overview of the terms of the Certificates.  To understand all of the terms of the offering of the Certificates, you should read carefully the prospectus supplement and prospectus.  Certain capitalized terms used in this Term Sheet are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:	Offering of approximately $950,000,000 of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A.
Issuer:	Centex Home Equity Loan Trust 2004-A (the "Trust").
Depositor:	CHEC Funding, LLC.
Originator:	Centex Home Equity Company, LLC. The originator is sometimes referred to in this Term Sheet as "CHEC".
Sellers:	Centex Home Equity Company, LLC. Harwood Street Funding II, LLC.
Servicer:	Centex Home Equity Company, LLC.
Trustee:	JPMorgan Chase Bank.
Custodian:	JPMorgan Chase Bank.
Underwriters:	Credit Suisse First Boston (Lead Manager). Banc of America Securities LLC (Co-Manager). Citigroup (Co-Manager). RBS Greenwich Capital (Co-Manager).
Statistical Calculation Date:	The opening of business on December 1, 2003.
Cut-Off Date:	The opening of business on January 1, 2004.
Expected Pricing Date:	Week of January 5, 2004.
Expected Closing Date:	January 22, 2004.
Distribution Date:	The 25th day of each month, or if the 25th day is not a business day, then the next succeeding business day. The first Distribution Date is expected to be February 25, 2004.
Record Dates:

With respect to any Distribution Date and each class of fixed rate Certificates, the last business day of the month immediately preceding the calendar month in which the Distribution Date occurs.

With respect to any Distribution Date and each class of variable rate Certificates, the last business day immediately preceding the Distribution Date.

Offered Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates.
Senior Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1 and Class AV-2 Certificates.

Subordinate Certificates:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates.
Group I Certificates:	The Group I Certificates will be the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (backed primarily by the Group I Home Equity Loans).
Group II Certificates:	The Group II Certificates will be the Class AV-1 Certificates (backed primarily by the Group II Home Equity Loans).
Group III Certificates:	The Group III Certificates will be the Class AV-2 Certificates (backed primarily by the Group III Home Equity Loans).
Fixed Rate Certificates:	The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates.
Variable Rate Certificates:	The Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates.
Class AF-6 Certificates:

The Class AF-6 Certificates will be "lock-out" certificates.  The Class AF-6 Certificates generally will not receive any portion of principal payments until the February 2007 Distribution Date.  Thereafter, they will receive an increasing percentage of their pro rata share of principal payable to the Group I Certificates based on a schedule.

Delay Days:	24 days on the Fixed Rate Certificates. 0 days on the Variable Rate Certificates
Day Count:	30/360 on the Fixed Rate Certificates. Actual/360 on the Variable Rate Certificates.
Accrued Interest:	The Fixed Rate Certificates will settle with accrued interest from January 1, 2004, on a 30/360 basis. The Variable Rate Certificates will settle flat (no accrued interest), on an actual/360 basis.
Interest Accrual Period:

With respect to the  Fixed Rate Certificates, interest accrues during the calendar month immediately preceding the then current Distribution Date.  With respect to the Variable Rate  Certificates, interest accrues from the last Distribution Date through the day immediately preceding the then current Distribution Date.

Remittance Period:	With respect to any Distribution Date, the calendar month immediately preceding the calendar month in which the Distribution Date occurs.
Registration:	Book-entry registration through The Depository Trust Company in the United States or Clearstream, Luxembourg or the Euroclear System in Europe.
Trust Property:

The property of the Trust will include:

•

a pool of closed-end fixed rate Home Equity Loans secured by first and second lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

a pool of closed-end adjustable rate Home Equity Loans conforming to certain agency guidelines and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

a pool of closed-end adjustable rate Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and secured by first lien deeds of trust, security deeds or mortgages on primarily one- to four-family residential properties;

•

payments on the Home Equity Loans received on and after the Cut-Off Date;

•

property that secured a Home Equity Loan which has been acquired by foreclosure or deed in lieu of foreclosure; and

•

rights under the two Cap Agreements described below.

The Home Equity Loans:

The Home Equity Loans will be divided into three groups. Group I will contain Home Equity Loans that bear interest at fixed rates.  Group II will contain Home Equity Loans that conform to certain agency guidelines and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  Group III will contain Home Equity Loans, some of which conform and some of which do not conform to certain agency guidelines, and that bear interest at rates that adjust semi-annually or annually based on six-month LIBOR or one-year LIBOR, as applicable, and the applicable gross margin.  The initial rate adjustment date for the Home Equity Loans that bear interest at an adjustable rate is either six months, two years,  three years or five years after the date of origination of the related Home Equity Loan.

As of the Statistical Calculation Date, the Home Equity Loans have the following general characteristics:

•

8,207 total Home Equity Loans

•

3,948 fixed rate Home Equity Loans

•

4,259 adjustable rate Home Equity Loans

•

Group I Home Equity Loans:

•

$345,246,693.72 aggregate outstanding Loan Balance

•

38.41% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group II Home Equity Loans:

•

$120,485,390.88 aggregate outstanding Loan Balance

•

13.40% of aggregate outstanding Loan Balance of all Home Equity Loans

•

Group III Home Equity Loans:

•

$433,104,915.31 aggregate outstanding Loan Balance

•

48.19% of aggregate outstanding Loan Balance of all Home Equity Loans

See "GROUP I HOME EQUITY LOANS", "GROUP II HOME EQUITY LOANS" and "GROUP III HOME EQUITY LOANS" below for additional information regarding the Home Equity Loans.

Delinquency Advances:

Each month the Servicer will determine the amount of any unpaid interest due on the Home Equity Loans. If the Servicer believes that unpaid interest can be recovered, then the Servicer will either:

•

advance the unpaid interest to the Trust out of its own funds; or

•

advance the unpaid interest to the Trust out of collections on the Home Equity Loans that are not required to be distributed on the related Distribution Date.

The Servicer is entitled to be reimbursed by the Trust for any delinquency advances from the related Home Equity Loan and, if the delinquency advance is a non-recoverable advance, from collections on all the Home Equity Loans prior to any distributions to holders of Certificates. The Servicer is also entitled to be reimbursed by the Trust for any delinquency advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Servicing Advances:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to:

•

expenditures in connection with a foreclosed Home Equity Loan prior to the liquidation of that Home Equity Loan;

•

the cost of any enforcement or judicial proceedings, including foreclosures; and

•

the cost of the management and liquidation of property acquired in satisfaction of the related Home Equity Loan.

The Servicer is entitled to be reimbursed by the Trust for any servicing advances from the borrower of the related Home Equity Loan to the extent permitted by such loan, from the liquidation proceeds realized upon the liquidation of the related Home Equity Loan and, if the servicing advance is a non-recoverable advance, from collections on all the Home Equity Loans, in each case prior to any distributions to holders of Certificates.  The Servicer is also entitled to be reimbursed by the Trust for any servicing advances from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Compensating Interest:

The Servicer will provide to the Trust the amount of any shortfall of interest on a Home Equity Loan that is caused by a full prepayment of the Home Equity Loan up to the amount of the aggregate servicing fee for the related period.  The Servicer is entitled to be reimbursed by the Trust for any unreimbursed payments of compensating interest from all the Home Equity Loans to the extent funds are available after making other required distributions on the related Distribution Date.

Cap Agreements:

The Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates will have the benefit of two interest rate cap agreements (the "Group II Cap Agreement" and the "Group III Cap Agreement").  Pursuant to each Cap Agreement, [TBD] will agree to make a monthly payment to the Trust.  The monthly payments will be made on each Distribution Date after the February 2004 Distribution Date, but not beyond the September 2006 Distribution Date for the Group II Cap Agreement and the November 2005 Distribution Date for the Group III Cap Agreement.  The monthly payments will be deposited in the Trust's Cap Agreement Reserve Fund and will be applied as follows:

•

first, concurrently,

•

to the Class AV-1 Certificates, towards any unpaid Group II Net WAC Cap Carryover for such class, and then to the Class AV-2 Certificates towards any unpaid Group III Net WAC Cap Carryover for such class, in that order, in each case from and to the extent of amounts in respect of the Group II Cap Agreement, and

•

to the Class AV-2 Certificates, towards any unpaid Group III Net WAC Cap Carryover for such class, and then to the Class AV-1 Certificates, towards any unpaid Group II Net WAC Cap Carryover for such class, in that order, in each case from and to the extent of amounts in respect of the Group III Cap Agreement; and

•

then, to the extent of amounts remaining, towards any unpaid Subordinate Net WAC Cap Carryover with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates, sequentially, in that order.

Under the Group II Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of (i) the excess, if any, of one-month LIBOR (subject to a maximum rate of 8.94%) over the applicable strike rate for such Distribution Date, (ii) the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

Under the Group III Cap Agreement, the monthly payment for each Distribution Date will be equal to the product of (i) the excess, if any, of one-month LIBOR (subject to a maximum rate of 7.90%) over the applicable strike rate for such Distribution Date, (ii)  the applicable scheduled notional amount for such Distribution Date and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

The applicable strike rates and scheduled notional amounts for each Cap Agreement and Distribution Date are set forth under the caption "SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES FOR CAP AGREEMENTS" below.  Any amounts remaining in the Cap Agreement Reserve Fund after September 2006 will be distributed to the Servicer.

Clean-Up Call Option:

An affiliate of the Servicer may, at its option, terminate the Trust by purchasing, at the termination price described below, all of the Home Equity Loans and other Trust property on any Distribution Date on or after the date on which the aggregate outstanding Loan Balance of the Home Equity Loans in all groups is 20% or less of the aggregate outstanding Loan Balance of the Home Equity Loans in all groups on the Cut-Off Date.

If this Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then:

•

the Certificate Rate on the Class AF-4 and Class AF-5 Certificates will increase by 0.50% per annum commencing on the first day of the interest accrual period next following such date; and

•

on the next Distribution Date after such date, the Trustee will begin an auction process to sell the Home Equity Loans and the other Trust property.

The Trust property cannot be sold pursuant to the auction unless the proceeds of the auction are at least sufficient to pay the termination price described below.  If the first auction of the Trust property is not successful because the highest bid received does not satisfy the minimum purchase price condition, then the Trustee will conduct an auction of the Trust property every third month thereafter, unless and until a bid satisfying the minimum purchase price condition is received for the Trust property.

In addition, if the Clean-Up Call Option is not exercised on the date on which it first could have been exercised, then on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the holders of the Trust's residual certificates will be paid to the Certificates, as an additional principal distribution amount.  The additional principal distribution amount will be applied in the same order of priority as the principal distributions for such Distribution Date.

The "termination price" will be an amount equal to the greater of (A) the sum of (x) the aggregate outstanding Loan Balance of the Home Equity Loans (other than those referred to in clause (y) below), including accrued interest thereon, and (y) in the case of any REO property and any Home Equity Loans with respect to which foreclosure proceedings have been initiated or are otherwise 120 days or more delinquent, the fair market value of such REO property and Home Equity Loans (disregarding accrued interest thereon) and (B) the sum of the aggregate unpaid principal balance of the Certificates (other than any Class Principal Carryover Shortfalls), all accrued and unpaid interest thereon (other than any Group I Net WAC Cap Carryover, Group II Net WAC Cap Carryover, Group III Net WAC Cap Carryover and Subordinate Net WAC Cap Carryover), any unreimbursed Delinquency Advances, Servicing Advances and Compensating Interest and any Delinquency Advances the Servicer has failed to remit.

Federal Tax Status:	For federal income tax purposes, the Trust will include one or more real estate mortgage investment conduits or "REMICs".
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
SMMEA Eligibility:	None of the Certificates is expected to be SMMEA eligible.

Certificate Ratings:	It is a condition to the issuance of the Certificates that they receive the respective ratings set forth below from S & P, Moody's and Fitch.

Class

S & P

Moody’s

Fitch

AF-1

AAA

Aaa

AAA

AF-2

AAA

Aaa

AAA

AF-3

AAA

Aaa

AAA

AF-4

AAA

Aaa

AAA

AF-5

AAA

Aaa

AAA

AF-6

AAA

Aaa

AAA

AV-1

AAA

Aaa

AAA

AV-2

AAA

Aaa

AAA

M-1

AA

Aa2

AA

M-2

A+

A1

A+

M-3

A

A2

A+

M-4

A-

A3

A

M-5

BBB+

Baa1

A-

B

BBB

Baa2

BBB

CREDIT ENHANCEMENT
Credit Enhancement:

Credit enhancement for the structure will be provided by (1) excess interest, (2) overcollateralization, (3) subordination of Certificates having a lower payment priority and (4) cross-collateralization.

Overcollateralization is calculated as the amount by which the aggregate Loan Balance of the Home Equity Loans exceeds the aggregate principal balance of the Certificates.  The Certificates will not have the benefit of any overcollateralization on the Closing Date.  Beginning on the sixth  Distribution Date, excess interest collections, if any, will be applied as accelerated payments of principal to the class or classes of Certificates then entitled to receive distributions of principal until the overcollateralization level equals 2.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.  During the first five Distribution Dates, excess interest collections, if any, will be applied as accelerated payments of principal to such class or classes of Certificates to offset any realized losses incurred on the Home Equity Loans that would otherwise be allocated to the Subordinate Certificates.  The required level of overcollateralization may step down over time.  However, if a Trigger Event occurs, the required overcollateralization amount will not be allowed to step down and will be equal to the required overcollateralization amount in effect for the previous Distribution Date.

The Senior Certificates will have a payment priority over the Subordinate Certificates.  Among the classes of Subordinate Certificates, (a) the Class M-1 Certificates will have payment priority over the Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates, (b) the Class M-2 Certificates will have payment priority over the Class M-3, Class M-4, Class M-5 and Class B Certificates, (c) the Class M-3 Certificates will have payment priority over the Class M-4, Class M-5 and Class B Certificates, (d) the Class M-4 Certificates will have payment priority over the Class M-5 and Class B Certificates and (e) the Class M-5 Certificates will have payment priority over the Class B Certificates.  If, on any Distribution Date, there is insufficient excess interest or overcollateralization to absorb realized losses on the Home Equity Loans, then such realized losses will be allocated to the classes of Subordinate Certificates, in the reverse order of their payment priority, through a reduction in the principal balance of the applicable class equal to the realized losses in excess of the amount of excess interest and overcollateralization on such Distribution Date.

Cross-collateralization will be provided through the application of excess interest from each Home Equity Loan Group to fund interest shortfalls, cover realized losses and build overcollateralization with respect to the other Home Equity Loan Groups.

Initial Certificate Credit Enhancement

•

The Senior Certificates will be enhanced by excess interest, the Overcollateralization Amount and the Subordinate Certificates.

•

The Class M-1 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 10.50% in Subordinate Certificates having a lower payment priority.

•

The Class M-2 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 7.00% in Subordinate Certificates having a lower payment priority.

•

The Class M-3 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 5.00% in Subordinate Certificates having a lower payment priority.

•

The Class M-4 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 3.50% in Subordinate Certificates having a lower payment priority.

•

The Class M-5 Certificates will be enhanced by excess interest, the Overcollateralization Amount and approximately 2.00% in Subordinate Certificates having a lower payment priority.

•

The Class B Certificates will be enhanced by excess interest and the Overcollateralization Amount.

Credit Enhancement Percentages:

Target Percentages

Stepdown Percentages

Senior

19.25%

Senior

38.50%

Class M-1

13.00%

Class M-1

26.00%

Class M-2

9.50%

Class M-2

19.00%

Class M-3

7.50%

Class M-3

15.00%

Class M-4

6.00%

Class M-4

12.00%

Class M-5

4.50%

Class M-5

9.00%

Class B

2.50%

Class B

5.00%

Senior Enhancement Percentage:

With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of (1) the aggregate certificate principal balances of the Subordinate Certificates and (2) the Overcollateralization Amount, in each case, after taking into account the distribution of the Principal Distribution Amount on that Distribution Date, and the denominator of which is the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

CERTIFICATE RATES
Certificate Rates:

Each of the Class AF-1 through Class AF-6 Certificates will bear interest at a fixed rate, equal to the lesser of (i) its applicable fixed rate of interest and (ii) the Group I Net WAC Cap.  Each of the Class AV-1 and Class AV-2 Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Group II Net WAC Cap (in the case of the Class AV-1 Certificates) or the Group III Net WAC Cap (in the case of the Class AV-2 Certificates).  Each class of Subordinate Certificates will bear interest at a rate that adjusts monthly, equal to the lesser of (i) one-month LIBOR plus the applicable margin and (ii) the Subordinate Net WAC Cap.

Group I Net WAC Cap:

With respect to any Distribution Date and each class of Fixed Rate Certificates will be a rate per annum equal to the weighted average of the Net Coupon Rates on the Group I Home Equity Loans as of the beginning of the related Remittance Period.

Group II Net WAC Cap:

With respect to any Distribution Date and the Class AV-1 Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group II Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Group III Net WAC Cap:

With respect to any Distribution Date and the Class AV-2 Certificates will be a rate per annum equal to the product of (i) the weighted average of the Net Coupon Rates on the Group III Home Equity Loans as of the beginning of the related Remittance Period and (ii) a fraction, the numerator of which is 30 and denominator of which is the number of days in the related interest period.

Subordinate Net WAC Cap:

With respect to any Distribution Date and each class of Subordinate Certificates will be a rate per annum equal to the weighted average of (i) the product of (a) the Group I Net WAC Cap, and (b) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related interest period, (ii) the Group II Net WAC Cap and (iii) the Group III Net WAC Cap, weighted on the basis of the related Group Subordinate Amount for such Distribution Date.

Group Subordinate Amount:

For each Group and any Distribution Date, will be the excess of the aggregate Loan Balance of the related Group as of the first day of the related Remittance Period, over the aggregate certificate principal balances of the Senior Certificates of such Group immediately prior to such Distribution Date.

Net Coupon Rate:

For any Group I Home Equity Loan, Group II Home Equity Loan or Group III Home Equity Loan, will be the rate per annum equal to the coupon rate of the Home Equity Loan minus the sum of (1) the rate at which the servicing fee accrues and (2) the rate at which the Trustee fee accrues (expressed as a per annum percentage of the aggregate Loan Balance of the Group I, Group II or Group III Home Equity Loans, as applicable).

Group I Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Fixed Rate Certificates is based on the Group I Net WAC Cap, the applicable Fixed Rate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group I Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group I Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Fixed Rate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Group I Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Group I Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group I Net WAC Cap).

Group II Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Class AV-1 Certificates is based on the Group II Net WAC Cap, the Class AV-1 Certificateholders will be entitled to receive on subsequent Distribution Dates the Group II Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group II Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Class AV-1 Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group II Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group II Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the Class AV-1 Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group II Net WAC Cap).

Group III Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for the Class AV-2 Certificates is based on the Group III Net WAC Cap, the Class AV-2 Certificateholders will be entitled to receive on subsequent Distribution Dates the related Group III Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Group III Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the Class AV-2 Certificates would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the Certificate Rate for such class and for the Distribution Date without regard to the Group III Net WAC Cap over (2) the amount of interest payable on such class at the Certificate Rate for such class for the Distribution Date and (B) the Group III Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the Class AV-2 Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Group III Net WAC Cap).

Subordinate Net WAC Cap Carryover:

If on any Distribution Date the Certificate Rate for any of the Subordinate Certificates is based on the Subordinate Net WAC Cap, the applicable Subordinate Certificateholders will be entitled to receive on subsequent Distribution Dates the related Subordinate Net WAC Cap Carryover as described under the caption "DISTRIBUTIONS" below.  The Subordinate Net WAC Cap Carryover with respect to any Distribution Date is equal to the sum of (A) the excess of (1) the amount of interest that the related class of Subordinate Certificates, as applicable, would otherwise be entitled to receive on the Distribution Date had its interest rate been calculated at the respective Certificate Rate for such class and for the Distribution Date without regard to the Subordinate Net WAC Cap over (2) the amount of interest payable on such class at the respective Certificate Rate for such class for the Distribution Date and (B) the Subordinate Net WAC Cap Carryover for all previous Distribution Dates not previously paid to the related class of Certificates (including any interest accrued on that amount at the related Certificate Rate without regard to the Subordinate Net WAC Cap).

DISTRIBUTIONS

On each Distribution Date, the Trustee will make the following disbursements and transfers from monies then on deposit in the certificate account with respect to the Home Equity Loans and apply the amounts in the following order of priority, in each case, to the extent of funds remaining:

A.

With respect to funds in the certificate account received with respect to Home Equity Loan Group I:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group I.

2.

Concurrently, to each class of Group I Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date, allocated among each such class of Group I Certificates on a pro rata basis based on each Group I Certificate's Class Monthly Interest Amount and Class Interest Carryover Shortfall without priority among such Group I Certificates.

3.

The remaining amount pursuant to clause D. below.

B.

With respect to funds in the certificate account received with respect to Home Equity Loan Group II:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group II.

2.

To the Class AV-1 Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date.

3.

The remaining amount pursuant to Clause D below.

C.

With respect to funds in the certificate account received with respect to Home Equity Loan Group III:

1.

To the Trustee, the Trustee fee and any Transition Expenses for Home Equity Loan Group III.

2.

To the Class AV-2 Certificates, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Distribution Date.

3.

The remaining amount pursuant to clause D. below.

D.

With respect to any remaining amounts in the certificate account received with respect to Home Equity Loan Group I, Home Equity Loan Group II and Home Equity Loan Group III:

1.

Concurrently, to the Senior Certificates in all three Certificate Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A., B., and C. above on the applicable Distribution Date, allocated among each such class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

2.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates, in that order, the related Class Monthly Interest Amount for the Distribution Date.

3.

To the Senior Certificates, an amount up to the Senior Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, concurrently as follows:

i.

To the Group I Certificates, the Group I Principal Distribution Amount allocated in the following order of priority:

·

To the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount; and

·

Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, until the respective certificate principal balances of such Certificates have been reduced to zero.

ii.

To the Class AV-1 Certificates, the Group II Principal Distribution Amount until the certificate principal balance of such Certificates has been reduced to zero.

iii.

To the Class AV-2 Certificates, the Group III Principal Distribution Amount until the certificate principal balance of such Certificates has  been reduced to zero.

4.

To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

5.

To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

6.

To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

7.

To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

8.

To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

9.

To the Class B Certificates, the Class B Principal Distribution Amount for the Distribution Date, excluding any Subordination Increase Amount or OC Holiday Realized Loss Amount included in that amount, until the certificate principal balance thereof is reduced to zero.

10.

To the Certificates, the Subordination Increase Amount or OC Holiday Realized Loss Amount for the applicable Distribution Date, allocated in the order of priority set forth in clauses 3 through 9 of clause D. above.

11.

To the Class M-1 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

12.

To the Class M-2 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

13.

To the Class M-3 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

14.

To the Class M-4 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

15.

To the Class M-5 Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

16.

To the Class B Certificates, (a) any related Class Interest Carryover Shortfall and then (b) any related Class Principal Carryover Shortfall.

17.

To the Trust's Supplemental Interest Reserve Fund, the amounts required for distribution in accordance with priorities 18 and 19 below following distribution of any amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

18.

Concurrently, (i) to the Group I Certificates, pro rata, the related Group I Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group I, (ii) to the Class AV-1 Certificates, the Group II Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group II, and (iii) to the Class AV-2 Certificates, the Group III Net WAC Cap Carryover from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund with respect to Group III, in the case of clauses (ii) and (iii) above to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

19.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates, in that order, the related Subordinate Net WAC Cap Carryover, from and to the extent of funds on deposit in the Supplemental Interest Reserve Fund, in each case to the extent not paid from amounts on deposit in the Cap Agreement Reserve Fund on such Distribution Date.

20.

To the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the Trust's pooling and servicing agreement to the extent not paid as Trustee fees or Transition Expenses pursuant to clauses A.1, B.1 and C.1 above.

21.

To the Servicer to the extent of any unreimbursed Delinquency Advances, unreimbursed Servicing Advances and unreimbursed Compensating Interest.

22.

To the holders of the Trust's residual certificates, the remainder.

CERTAIN DEFINITIONS
Aggregate Principal Amount:	Means, as to any Distribution Date, the sum of the Basic Principal Amounts for each Home Equity Loan Group.
ARM Principal Distribution Amount:

Means, as to any Distribution Date, the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the Group I Principal Distribution Amount for that Distribution Date.

Basic Principal Amount:

With respect to the related Home Equity Loan Group and each Distribution Date shall be the sum of (without duplication):  (A) the principal portion of all scheduled monthly payments on the Home Equity Loans related to the Home Equity Loan Group actually received by the Servicer during the related Remittance Period and any prepayments on the Home Equity Loans made on behalf of the obligors on Home Equity Loans in the related Home Equity Loan Group actually received by the Servicer during the related Remittance Period, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (B) the outstanding principal balance of each Home Equity Loan in the related Home Equity Loan Group that was purchased or repurchased by CHEC or purchased by the Servicer, on or prior to the related Monthly Remittance Date, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (C) any substitution amounts relating to principal, delivered by CHEC on the related Monthly Remittance Date in connection with a substitution of a Home Equity Loan in the related Home Equity Loan Group, in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; (D) all net liquidation proceeds actually collected by or on behalf of the Servicer with respect to the Home Equity Loans in the related Home Equity Loan Group during the related Remittance Period (to the extent the net liquidation proceeds relate to principal), in each case to the extent the amounts are received by the Trustee on or prior to the Monthly Remittance Date; and (E) the principal portion of the proceeds received by the Trustee with respect to the related Home Equity Loan Group upon termination of the Trust.

Class AF-6 Calculation Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificates and the denominator of which is the total of the certificate principal balances of all of the Group I Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount:

For any Distribution Date will be an amount equal to the product of (1) the applicable Class AF-6 Lockout Percentage for that Distribution Date, (2) the Class AF-6 Calculation Percentage for that Distribution Date and (3) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance of the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage:	For each Distribution Date will be as follows:
Distribution Date Lockout Percentage 1 to 36 0% 37 to 60 45% 61 to 72 80% 73 to 84 100% 85 and thereafter 300%
Class B Principal Distribution Amount:

Means with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of: (1)  the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, (F) the certificate principal balance of the Class M-5 Certificates, after taking into account distribution of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, and (G) the certificate principal balance of the Class B Certificates immediately prior to the applicable Distribution Date, over (2)  the lesser of:  (A) 95.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor; provided, however, that after the certificate principal balances of the Senior, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates are reduced to zero, the Class B Principal Distribution Amount for the applicable Distribution Date will equal 100% of the Principal Distribution Amount.

Class Interest Carryover Shortfall:

Means, with respect to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the Class Monthly Interest Amount with respect to that class for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Date, over the amount in respect of interest that is actually distributed to the holders of the Certificates of that class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the Certificate Rate for that class.

Class M-1 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of:  (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 74.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates and the Class M-1 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 81.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-3 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates and the Class M-2 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 85.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-4 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1) the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 88.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class M-5 Principal Distribution Amount:

Means, with respect to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of each class of Senior Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates has been reduced to zero and a Trigger Event exists, or (y) if a Trigger Event is not in effect, the excess of: (1)  the sum of:  (A) the aggregate certificate principal balances of the Senior Certificates, after taking into account distribution of the Senior Principal Distribution Amount for the applicable Distribution Date, (B) the certificate principal balance of the Class M-1 Certificates, after taking into account distribution of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, (C) the certificate principal balance of the Class M-2 Certificates, after taking into account distribution of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, (D) the certificate principal balance of the Class M-3 Certificates, after taking into account distribution of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, (E) the certificate principal balance of the Class M-4 Certificates, after taking into account distribution of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date, over (2) the lesser of:  (A) 91.00% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

Class Monthly Interest Amount:

With respect to each class of Certificates means, with respect to any Distribution Date, the aggregate amount of interest accrued for the related interest period at the related Certificate Rate on the certificate principal balance of the related Certificates.  On any Distribution Date, the Fixed Rate Certificates are each subject to the Group I Net WAC Cap, the Class AV-1 Certificates are subject to the Group II Net WAC Cap, the Class AV-2 Certificates are subject to the Group III Net WAC Cap and the Subordinate Certificates are each subject to the Subordinate Net WAC Cap.

Class Principal Carryover Shortfall:

Means, with respect to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (1) the sum of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate Certificates on the applicable Distribution Date attributable to the allocation of realized losses and (y) the amount of any such reductions on prior Distribution Dates over (2)  the amount distributed in respect of the related Class Principal Carryover Shortfall to such class on prior Distribution Dates.

Cumulative Loss Trigger Event:

Shall have occurred with respect to any Distribution Date and the Home Equity Loans, if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Home Equity Loans from the Cut-Off Date through the last day of the related Remittance Period by (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

February 2007 to January 2008

3.50% for the first month, plus an

additional 1/12th of 2.25% for each

month thereafter.

February 2008 to January 2009

5.75% for the first month, plus an

additional 1/12th of 1.50% for each

month thereafter.

February 2009 to January 2010

7.25% for the first month, plus an

additional 1/12th of 1.00% for each

month thereafter.

February 2010 to January 2011

8.25% for the first month, plus an

additional 1/12th of 0.25% for each

month thereafter.

February 2011 and thereafter

8.50%

Delinquency Amount:

Means, with respect to any Remittance Period, the sum, without duplication, of the aggregate principal balance of the Home Equity Loans that are (1) 60 or more days delinquent, (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Remittance Period.

Delinquency Event:	Shall have occurred and be continuing if at any time the 60+ Delinquency Percentage (Rolling Three Month) exceeds 41.50% of the Senior Enhancement Percentage.
Excess Interest:	Means, with respect to any Distribution Date, the amounts remaining, if any, after the application of payments pursuant to clauses 1 through 9 of clause D. under the caption "DISTRIBUTIONS" above.
Excess Overcollateralization Amount:

Means, with respect to any Distribution Date, the lesser of (1) the Aggregate Principal Amount for the Distribution Date and (2) the excess, if any, of (x) the Overcollateralization Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Certificates, over (y) the Required Overcollateralization Amount.

Group I Parity Amount:

Means, with respect to any Distribution Date, the greater of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to that Distribution Date over (y) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period.

Group I Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the excess of (i) the aggregate Loan Balance of the Group I Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Group I Home Equity Loans as of the last day of the related Remittance Period, and the denominator of which is the excess of (i) the aggregate Loan Balance of the Home Equity Loans as of the first day of the related Remittance Period, over (ii) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period, (2) the Group I Parity Amount and (3) the excess of (i) the Senior Principal Distribution Amount for that Distribution Date over (ii) the aggregate of the certificate principal balances of the Class AV-1 and Class AV-2 Certificates immediately prior to that Distribution Date and (B) the certificate principal balance of the Group I Certificates immediately prior to that Distribution Date.

Group II Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group II Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group II Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group II Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date and (B) the excess of (1) the ARM Principal Distribution Amount for that Distribution Date over (2) the certificate principal balance of the Class AV-2 Certificates immediately prior to that Distribution Date and (ii) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date.

Group III Principal Allocation Percentage:

Means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Basic Principal Amount with respect to the Group III Home Equity Loans and that Distribution Date, and the denominator of which is the aggregate Basic Principal Amount with respect to the Group II Home Equity Loans and the Group III Home Equity Loans and that Distribution Date.

Group III Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (i) the greater of (A) the product of (1) the Group III Principal Allocation Percentage for that Distribution Date and (2) the ARM Principal Distribution Amount for that Distribution Date and (B) the excess of (1) the ARM Principal Distribution Amount for that Distribution Date over (2) the certificate principal balance of the Class AV-1 Certificates immediately prior to that Distribution Date and (ii) the certificate principal balance of the Class AV-2 Certificates immediately prior to that Distribution Date.

Loan Balance:

Means, with respect to any Home Equity Loan as of any date of determination, the actual outstanding principal balance thereof on the Cut-Off Date less any principal payments made on such Home Equity Loan through such date of determination.

Monthly Remittance Date:	Means the 18th day of each month, or if the 18th day is not a business day, the preceding business day.
OC Floor:	Means an amount equal to 0.50% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.
OC Holiday Realized Loss Amount:

Means, with respect to the first five Distribution Dates, to the extent of Excess Interest for that Distribution Date, an amount equal to the amount of any realized losses incurred on the Home Equity Loans that would otherwise be allocated to the Subordinate Certificates on that Distribution Date.

Overcollateralization Amount:

Means, with respect to each Distribution Date, the excess, if any, of (1)  the aggregate Loan Balance of the Home Equity Loans as of the close of business on the last day of the preceding Remittance Period over (2)  the aggregate certificate principal balance of the Certificates as of that Distribution Date (after taking into account the payment of the Principal Distribution Amount on that Distribution Date).

Principal Distribution Amount:

Means, with respect to any Distribution Date, the lesser of (1) the aggregate certificate principal balances of the Certificates immediately preceding that Distribution Date and (2) the sum of (x) the Aggregate Principal Amount for that Distribution Date minus the Excess Overcollateralization Amount, if any, for that Distribution Date, (y) the Subordination Increase Amount, if any, for that Distribution Date and (z) the OC Holiday Realized Loss Amount, if any, for that Distribution Date.

Required Overcollateralization Amount:

Means, with respect to the first five Distribution Dates, zero, and as to any subsequent Distribution Date (1)  prior to the Stepdown Date, the product of (x) 2.50% and (y) the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date; and (2)  on and after the Stepdown Date, the greater of (i) the lesser of (x) the product of 2.50% and the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date and (y) the product of 5.00% and the aggregate Loan Balance of the Home Equity Loans as of the end of the related Remittance Period and (ii) the OC Floor; provided, however, that on each such subsequent Distribution Date during the continuance of a Trigger Event the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the Distribution Date immediately preceding the date on which such Trigger Event first occurred.

Senior Principal Distribution Amount:

Means, with respect to (a) any Distribution Date prior to the Stepdown Date or during the continuation of a Trigger Event, the lesser of (1) 100% of the Principal Distribution Amount and (2) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date, and (b) any other Distribution Date, the lesser of (1) the Principal Distribution Amount and (2) the excess, if any, of (x) the aggregate certificate principal balances of the Senior Certificates immediately prior to that Distribution Date over (y) the lesser of (A) 61.50% of the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period and (B) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period minus the OC Floor.

60+ Delinquency Percentage (Rolling Three Month):

Means, with respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the three immediately preceding Remittance Periods, the numerator of each of which is equal to the Delinquency Amount for such Remittance Period, and the denominator of each of which is the aggregate Loan Balance of all of the Home Equity Loans as of the end of such Remittance Period.

Stepdown Date:

Means the earlier to occur of (1) the Distribution Date after which the aggregate certificate principal balances of the Senior Certificates are reduced to zero, and (2) the later to occur of (A) the February 2007 Distribution Date, and (B) the first Distribution Date on which the Senior Enhancement Percentage, after giving effect to the distribution of the Principal Distribution Amount on that Distribution Date, is at least equal to 38.50%.

Subordination Deficiency:

Means, with respect to any Distribution Date, the excess, if any, of (1)  the Required Overcollateralization Amount for that Distribution Date over (2)  the Overcollateralization Amount for that Distribution Date after giving effect to the distribution of the Aggregate Principal Amount on that Distribution Date.

Subordination Increase Amount:	Means, with respect to the first five Distribution Dates, zero, and as to any subsequent Distribution Date, the lesser of (1) the Subordination Deficiency and (2) the Excess Interest.
Transition Expenses:

Means expenses incurred by the Trustee in connection with the transfer of servicing upon the termination of the Servicer; provided that the amount shall not exceed $50,000 in any one calendar year (and no more than $100,000 in the aggregate).

Trigger Event:	Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES

FOR CAP AGREEMENTS

GROUP II CAP AGREEMENT

Scheduled

Distribution Date

Notional Amount

Strike Rate

1

N/A

N/A

2

$123,798,000.52

6.26%

3

$120,350,456.59

5.84%

4

$116,998,391.51

6.05%

5

$113,739,035.39

5.84%

6

$110,569,837.76

6.05%

7

$107,488,318.03

5.84%

8

$104,492,063.58

5.84%

9

$101,578,727.92

6.06%

10

$98,746,132.92

5.85%

11

$95,991,949.44

6.06%

12

$93,314,018.88

5.85%

13

$90,710,241.83

5.85%

14

$88,178,576.43

6.51%

15

$85,717,036.79

5.86%

16

$83,323,769.08

6.06%

17

$80,996,813.27

5.86%

18

$78,734,342.59

6.06%

19

$76,534,580.33

5.86%

20

$74,395,798.56

5.86%

21

$72,316,316.72

6.57%

22

$70,299,989.23

6.93%

23

$68,345,568.31

7.72%

24

$66,450,593.88

7.49%

25

$64,608,101.61

7.49%

26

$62,816,334.85

8.32%

27

$61,073,904.16

7.73%

28

$59,381,273.73

8.29%

29

$57,737,200.21

8.27%

30

$56,140,155.85

8.57%

31

$54,587,074.01

8.29%

32

$53,076,661.68

8.29%

SCHEDULED NOTIONAL AMOUNTS AND STRIKE RATES

FOR CAP AGREEMENTS

GROUP III CAP AGREEMENT

Scheduled

Distribution Date

Notional Amount

Strike Rate

1

N/A

N/A

2

$   445,080,665.03

7.24%

3

$   432,752,365.26

6.76%

4

$   420,764,072.22

7.00%

5

$   409,105,752.80

6.76%

6

$   397,768,592.85

7.00%

7

$   386,743,581.54

6.77%

8

$   376,022,146.91

6.77%

9

$   365,595,970.24

7.02%

10

$   355,457,462.75

6.78%

11

$   345,598,225.67

7.02%

12

$   336,010,768.50

6.78%

13

$   326,687,486.65

6.78%

14

$   317,621,123.77

7.55%

15

$   308,804,635.65

6.80%

16

$   300,231,537.34

7.03%

17

$   291,894,779.20

6.80%

18

$   283,787,999.37

7.04%

19

$   275,904,777.04

6.80%

20

$   268,238,969.54

6.80%

21

$   260,784,612.17

7.47%

22

$   253,550,255.26

7.80%

GROUP I HOME EQUITY LOANS
The following summary information with respect to the Group I Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$87,448.50	$4,943.62 to $812,565.41

Wtd. Avg. Coupon Rate (approximate)	7.942%	4.875% to 14.250%

Wtd. Avg. Original Combined Loan-to-Value Ratio (approximate)	76.66%	11.94% to 100.00%

Wtd. Avg. Original Term to Maturity (approximate)	318 months	60 to 360 months

Wtd. Avg. Remaining Term to Maturity (approximate)	316 months	57 to 360 months

Wtd. Avg. Original Credit Score (approximate)(1)	619	444 to 807

Maximum Seasoning	25 months

Ratio of First to Second Liens	91.87% / 8.13%

Outstanding Principal Balance of Loans Secured by First Liens

Two- to Four-Family Properties	$1,635,746.70

All Other Properties	$315,549,889.50

Outstanding Principal Balance of Loans Secured by Second Liens

Two- to Four-Family Properties	$34,960.10
All Other Properties	$28,026,097.42

Balloon Loans (as a percent of the aggregate outstanding loan balance)	0.78%

————————— (1) Excludes 5 Home Equity Loans for which a credit score is not available.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group I Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

OF GROUP I HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	48	$3,511,230.38	1.02%
Arkansas	36	2,687,199.86	0.78
California	379	53,095,989.48	15.38
Colorado	51	6,389,886.06	1.85
Connecticut	51	5,907,173.91	1.71
Delaware	17	1,551,737.83	0.45
Florida	309	27,705,704.67	8.02
Georgia	162	14,630,907.35	4.24
Idaho	20	1,591,622.90	0.46
Illinois	24	1,593,047.91	0.46
Indiana	74	5,608,730.14	1.62
Iowa	35	1,955,858.67	0.57
Kansas	24	1,458,919.49	0.42
Kentucky	36	2,801,446.93	0.81
Louisiana	136	9,447,345.87	2.74
Maine	24	2,645,767.41	0.77
Maryland	68	4,966,902.26	1.44
Massachusetts	73	8,089,033.71	2.34
Michigan	76	5,346,037.57	1.55
Minnesota	16	2,150,196.08	0.62
Mississippi	78	5,557,435.07	1.61
Missouri	65	4,435,702.34	1.28
Montana	12	650,109.06	0.19
Nebraska	16	1,257,323.06	0.36
Nevada	20	2,629,306.18	0.76
New Hampshire	21	1,780,947.17	0.52
New Jersey	95	10,416,512.39	3.02
New Mexico	35	2,191,993.31	0.63
New York	114	10,100,479.39	2.93
North Carolina	104	8,120,236.96	2.35
North Dakota	2	96,469.51	0.03
Ohio	104	8,998,078.91	2.61
Oklahoma	64	3,765,946.88	1.09
Oregon	24	2,297,251.75	0.67
Pennsylvania	188	17,462,682.37	5.06
Rhode Island	15	1,276,308.39	0.37
South Carolina	46	3,219,814.74	0.93
Tennessee	144	11,146,084.43	3.23
Texas	909	65,872,542.51	19.08
Utah	5	391,360.25	0.11
Vermont	2	164,222.40	0.05
Virginia	91	7,848,590.97	2.27
Washington	83	8,726,501.77	2.53
West Virginia	13	806,520.78	0.23
Wisconsin	32	2,366,426.76	0.69
Wyoming	7	533,107.89	0.15
Total	3,948	$345,246,693.72	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

OF GROUP I HOME EQUITY LOANS (1)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
11.94 - 15.00	5	$210,313.65	0.06%
15.01 - 20.00	8	457,706.83	0.13
20.01 - 25.00	25	1,261,357.43	0.37
25.01 - 30.00	45	2,661,668.42	0.77
30.01 - 35.00	38	2,235,723.14	0.65
35.01 - 40.00	57	3,589,244.83	1.04
40.01 - 45.00	75	4,293,131.55	1.24
45.01 - 50.00	115	7,777,014.40	2.25
50.01 - 55.00	100	6,686,921.26	1.94
55.01 - 60.00	162	12,009,588.28	3.48
60.01 - 65.00	225	18,424,566.77	5.34
65.01 - 70.00	312	25,154,230.05	7.29
70.01 - 75.00	404	35,732,961.35	10.35
75.01 - 80.00	834	81,141,298.18	23.50
80.01 - 85.00	509	48,361,027.53	14.01
85.01 - 90.00	603	64,566,432.30	18.70
90.01 - 95.00	191	22,313,509.44	6.46
95.01 - 100.00	240	8,369,998.31	2.42
Total	3,948	$345,246,693.72	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value Ratio of the Group I Home Equity Loans is approximately 76.66%.

COUPON RATES OF GROUP I HOME EQUITY LOANS (1)

Range of Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.875 - 5.000	8	$490,208.22	0.14%
5.001 - 5.500	18	1,937,234.35	0.56
5.501 - 6.000	154	23,500,059.69	6.81
6.001 - 6.500	367	48,688,347.93	14.10
6.501 - 7.000	523	60,937,220.45	17.65
7.001 - 7.500	376	39,184,231.48	11.35
7.501 - 8.000	482	43,746,951.68	12.67
8.001 - 8.500	291	24,319,577.96	7.04
8.501 - 9.000	364	29,362,841.97	8.50
9.001 - 9.500	218	13,613,019.58	3.94
9.501 - 10.000	308	18,622,431.78	5.39
10.001 - 10.500	164	9,492,227.96	2.75
10.501 - 11.000	212	10,519,269.60	3.05
11.001 - 11.500	151	6,941,022.51	2.01
11.501 - 12.000	167	8,124,775.29	2.35
12.001 - 12.500	71	3,169,619.07	0.92
12.501 - 13.000	51	1,851,460.27	0.54
13.001 - 13.500	18	598,301.35	0.17
13.501 - 14.000	3	95,629.68	0.03
14.001 - 14.250	2	52,262.90	0.02
Total	3,948	$345,246,693.72	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group I Home Equity Loans is approximately 7.942%.

LOAN BALANCES OF GROUP I HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4,944 - 5,000	4	$19,882.50	0.01%
5,001 - 10,000	14	100,061.97	0.03
10,001 - 15,000	29	379,524.85	0.11
15,001 - 20,000	40	694,133.66	0.20
20,001 - 25,000	72	1,715,171.96	0.50
25,001 - 30,000	63	1,772,512.19	0.51
30,001 - 35,000	315	10,865,391.39	3.15
35,001 - 40,000	233	8,876,702.06	2.57
40,001 - 45,000	230	9,863,441.84	2.86
45,001 - 50,000	231	11,181,313.28	3.24
50,001 - 55,000	231	12,205,710.58	3.54
55,001 - 60,000	243	14,038,333.46	4.07
60,001 - 65,000	222	13,920,981.51	4.03
65,001 - 70,000	177	11,975,146.69	3.47
70,001 - 75,000	169	12,270,467.11	3.55
75,001 - 80,000	143	11,108,973.85	3.22
80,001 - 85,000	140	11,575,134.72	3.35
85,001 - 90,000	110	9,666,858.10	2.80
90,001 - 95,000	90	8,324,969.27	2.41
95,001 - 100,000	110	10,766,649.34	3.12
100,001 - 105,000	68	6,984,542.71	2.02
105,001 - 110,000	78	8,385,585.09	2.43
110,001 - 115,000	74	8,317,878.63	2.41
115,001 - 120,000	76	8,947,906.74	2.59
120,001 - 125,000	68	8,343,797.50	2.42
125,001 - 130,000	37	4,733,985.89	1.37
130,001 - 135,000	44	5,839,265.79	1.69
135,001 - 140,000	52	7,154,683.49	2.07
140,001 - 145,000	36	5,134,163.75	1.49
145,001 - 150,000	50	7,393,523.43	2.14
150,001 - 200,000	249	42,433,651.39	12.29
200,001 - 250,000	122	27,158,429.21	7.87
250,001 - 300,000	65	17,702,290.75	5.13
300,001 - 350,000	29	9,403,969.95	2.72
350,001 - 400,000	16	6,078,486.17	1.76
400,001 - 450,000	8	3,469,567.09	1.00
450,001 - 500,000	2	966,680.93	0.28
500,001 - 550,000	1	526,843.95	0.15
550,001 - 600,000	2	1,151,151.15	0.33
700,001 - 750,000	3	2,214,835.11	0.64
750,001 - 800,000	1	771,529.26	0.22
800,001 - 812,565	1	812,565.41	0.24
Total	3,948	$345,246,693.72	100.00%

—————————

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group I Home Equity Loans is approximately $87,448.50.

TYPES OF MORTGAGED PROPERTIES OF GROUP I HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,465	$300,642,537.64	87.08%
PUD	300	30,490,757.48	8.83
Condominium	81	6,403,867.19	1.85
Townhouse	42	3,230,075.73	0.94
Manufactured Housing	41	2,808,748.88	0.81
Two- to Four-Family	19	1,670,706.80	0.48
Total	3,948	$345,246,693.72	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS (1)

Range of Original Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
60	8	$422,264.92	0.12%
61 – 120	155	7,772,221.63	2.25
121 – 180	680	42,196,035.20	12.22
181 – 240	664	39,019,176.43	11.30
241 – 300	40	3,710,330.43	1.07
301 – 360	2,401	252,126,665.11	73.03
Total	3,948	$345,246,693.72	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group I Home Equity Loans is approximately 318 months.

REMAINING TERMS TO MATURITY OF GROUP I HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
57 – 60	8	$422,264.92	0.12%
61 – 120	157	7,857,570.55	2.28
121 – 180	684	42,359,586.37	12.27
181 – 240	658	38,770,276.34	11.23
241 – 300	40	3,710,330.43	1.07
301 – 360	2,401	252,126,665.11	73.03
Total	3,948	$345,246,693.72	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group I Home Equity Loans is approximately 316 months.

SEASONING OF GROUP I HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	66	$6,466,412.12	1.87%
1 – 12	3,879	338,681,378.09	98.10
13 – 24	2	46,626.15	0.01
25	1	52,277.36	0.02
Total	3,948	$345,246,693.72	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group I Home Equity Loans is approximately 2 months.

OCCUPANCY STATUS OF GROUP I HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary Home	3,882	$341,550,269.22	98.93%
Investment Property	44	2,572,902.29	0.75
Second Home	22	1,123,522.21	0.33
Total	3,948	$345,246,693.72	100.00%

LIEN POSITIONS OF GROUP I HOME EQUITY LOANS

Lien Position	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
First Lien	3,251	$317,185,636.20	91.87%
Second Lien	697	28,061,057.52	8.13
Total	3,948	$345,246,693.72	100.00%

DOCUMENTATION TYPES OF GROUP I HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	3,575	$307,014,194.68	88.93%
Stated Income	254	25,048,991.35	7.26
Limited Documentation	119	13,183,507.69	3.82
Total	3,948	$345,246,693.72	100.00%

CREDIT GRADES OF GROUP I HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	769	$ 76,421,220.34	22.14%
A-1	1,834	172,032,142.18	49.83
A-2	874	67,848,852.61	19.65
B	149	9,246,795.04	2.68
C-1	192	10,836,365.49	3.14
C-2	61	3,464,987.78	1.00
D	69	5,396,330.28	1.56
Total	3,948	$345,246,693.72	100.00%

ORIGINAL CREDIT SCORES OF GROUP I HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available (3)	5	$240,315.53	0.07%
444 - 450	1	34,948.78	0.01
451 - 475	5	350,461.08	0.10
476 - 500	23	1,085,200.91	0.31
501 - 525	146	10,404,659.97	3.01
526 - 550	379	28,781,567.85	8.34
551 - 575	491	42,333,373.85	12.26
576 - 600	578	47,485,968.46	13.75
601 - 625	735	63,203,145.46	18.31
626 - 650	637	59,203,784.06	17.15
651 - 675	452	41,183,439.93	11.93
676 - 700	247	25,736,540.89	7.45
701 - 725	108	10,940,220.57	3.17
726 - 750	69	7,364,310.30	2.13
751 - 775	50	4,521,652.83	1.31
776 - 800	21	2,336,626.43	0.68
801 - 807	1	40,476.82	0.01
Total	3,948	$345,246,693.72	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group I Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 619.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

SECOND MORTGAGE RATIOS OF GROUP I HOME EQUITY LOANS (1)

Range of Second Mortgage Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	3,251	$317,185,636.20	91.87%
5.01 - 10.00	98	1,964,205.70	0.57
10.01 - 15.00	100	3,480,029.23	1.01
15.01 - 20.00	231	8,553,536.40	2.48
20.01 - 25.00	95	4,403,191.41	1.28
25.01 - 30.00	62	3,307,933.93	0.96
30.01 - 35.00	29	1,233,912.50	0.36
35.01 - 40.00	31	1,598,854.32	0.46
40.01 - 45.00	19	1,159,632.32	0.34
45.01 - 50.00	12	949,814.28	0.28
50.01 - 55.00	4	243,036.00	0.07
55.01 - 60.00	6	309,816.20	0.09
60.01 - 65.00	6	519,532.53	0.15
65.01 - 70.00	1	43,883.48	0.01
70.01 - 75.00	1	174,763.90	0.05
85.01 - 85.74	2	118,915.32	0.03
Total:	3,948	$345,246,693.72	100.00%

—————————

(1)

Applies only to Home Equity Loans in the second lien position. The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related mortgaged property at the date of origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP I HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Fixed Rate	3,898	$342,540,845.48	99.22%
Fixed Rate Balloon	50	2,705,848.24	0.78
Total	3,948	$345,246,693.72	100.00%

PREPAYMENT PENALTIES OF GROUP I HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	2,131	$212,177,691.69	61.46%
No Prepayment Penalty	1,817	133,069,002.03	38.54
Total	3,948	$345,246,693.72	100.00%

PURPOSE OF GROUP I HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	3,033	$ 251,108,658.32	72.73%
Rate/Term Refinance	690	76,878,058.64	22.27
Purchase	225	17,259,976.76	5.00
Total	3,948	$345,246,693.72	100.00%

GROUP II HOME EQUITY LOANS
The following summary information with respect to the Group II Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$143,777.32	$34,917.57 to $321,300.00
Wtd. Avg. Coupon Rate (approximate)	6.853%	5.450% to 10.500%
Wtd. Avg. Gross Margin (approximate)	7.093%	2.250% to 8.000%
Wtd. Avg. Maximum Rate (approximate) (1)	13.800%	9.050% to 16.990%
Wtd. Avg. Minimum Rate (approximate) (1)	6.853%	5.450% to 10.500%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	82.28%	21.80% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	180 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	358 months	178 to 360 months
Wtd. Avg. Original Credit Score (approximate) (2)	591	504 to 730
Maximum Seasoning	6 months
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$293,232.32
All Other Properties	$120,192,158.56
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.00%
Six-Month Adjustable Rate Loans (3)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.67%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	3 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	1.00%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.00%
2 / 28 Adjustable Rate Loans (5)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	79.42%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	22 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.11%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.03%
3 / 27 Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	19.31%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	34 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.96%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.05%
5 / 25 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group II Principal Loan Balance	0.61%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	58 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.00%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (4)	2.00%

—————————

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group II Home Equity Loans.

(2)

Excludes no Home Equity Loans for which a credit score is not available.

(3)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(4)

Above the then current coupon rate.

(5)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(6)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on one year  LIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group II Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP II HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	34	$4,451,109.66	3.69%
Arkansas	6	718,460.32	0.60
California	103	20,328,945.37	16.87
Colorado	28	4,882,514.47	4.05
Connecticut	8	1,528,576.83	1.27
Delaware	8	1,051,038.30	0.87
Florida	52	6,515,287.51	5.41
Georgia	48	6,684,773.83	5.55
Idaho	3	221,013.20	0.18
Illinois	14	1,596,357.42	1.32
Indiana	25	2,562,812.79	2.13
Iowa	9	915,622.84	0.76
Kansas	6	474,657.58	0.39
Kentucky	16	1,765,416.53	1.47
Louisiana	8	1,320,359.32	1.10
Maine	11	1,188,612.97	0.99
Maryland	15	2,831,341.37	2.35
Massachusetts	38	7,361,997.16	6.11
Michigan	37	3,912,557.62	3.25
Minnesota	4	841,821.48	0.70
Mississippi	6	403,419.12	0.33
Missouri	13	1,455,468.46	1.21
Montana	1	90,810.37	0.08
Nevada	8	1,204,854.50	1.00
New Hampshire	4	616,338.34	0.51
New Jersey	29	5,206,454.87	4.32
New Mexico	8	1,124,604.04	0.93
New York	33	5,934,409.71	4.93
North Carolina	30	4,041,216.40	3.35
Ohio	43	5,459,910.72	4.53
Oklahoma	8	710,299.16	0.59
Oregon	5	791,219.93	0.66
Pennsylvania	35	3,596,598.76	2.99
Rhode Island	7	1,119,337.51	0.93
South Carolina	9	1,006,871.56	0.84
Tennessee	14	1,565,184.29	1.30
Texas	53	5,977,388.34	4.96
Utah	1	169,329.24	0.14
Vermont	1	84,873.17	0.07
Virginia	14	2,056,148.56	1.71
Washington	28	5,069,577.13	4.21
West Virginia	1	44,917.61	0.04
Wisconsin	14	1,602,882.52	1.33
Total	838	$120,485,390.88	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP II HOME EQUITY LOANS (1)

Range of Original Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
21.80 - 25.00	3	$295,306.41	0.25%
25.01 - 30.00	4	303,681.48	0.25
30.01 - 35.00	3	189,597.42	0.16
35.01 - 40.00	5	319,316.64	0.27
40.01 - 45.00	3	445,778.01	0.37
45.01 - 50.00	8	934,838.33	0.78
50.01 - 55.00	14	1,453,722.32	1.21
55.01 - 60.00	16	1,692,272.06	1.40
60.01 - 65.00	24	3,176,056.88	2.64
65.01 - 70.00	33	4,565,745.06	3.79
70.01 - 75.00	56	7,475,178.59	6.20
75.01 - 80.00	160	24,761,048.23	20.55
80.01 - 85.00	128	18,791,919.69	15.60
85.01 - 90.00	231	34,432,462.12	28.58
90.01 - 95.00	141	20,377,027.12	16.91
95.01 - 100.00	9	1,271,440.52	1.06
Total	838	$120,485,390.88	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group II Home Equity Loans is approximately 82.28%.

CURRENT COUPON RATES OF GROUP II HOME EQUITY LOANS (1)

Range of Current Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
5.450 - 5.500	17	$3,357,407.32	2.79%
5.501 - 6.000	92	16,034,272.80	13.31
6.001 - 6.500	135	20,353,391.30	16.89
6.501 - 7.000	255	36,050,217.38	29.92
7.001 - 7.500	238	31,863,566.97	26.45
7.501 - 8.000	75	9,642,561.81	8.00
8.001 - 8.500	11	1,326,954.71	1.10
8.501 - 9.000	9	1,233,046.60	1.02
9.001 - 9.500	2	205,951.89	0.17
9.501 - 10.000	3	284,073.36	0.24
10.001 - 10.500	1	133,946.74	0.11
Total	838	$120,485,390.88	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group II Home Equity Loans is approximately 6.853%.

GROSS MARGINS OF GROUP II HOME EQUITY LOANS (1)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2.250 - 2.500	5	$734,587.77	0.61%
2.501 - 3.000	1	163,143.96	0.14
5.501 - 6.000	28	4,951,960.19	4.11
6.001 - 6.500	99	16,726,158.87	13.88
6.501 - 7.000	162	24,626,251.04	20.44
7.001 - 7.500	266	36,892,162.43	30.62
7.501 - 8.000	277	36,391,126.62	30.20
Total	838	$120,485,390.88	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group II Home Equity Loans is approximately 7.093%.

MAXIMUM RATES OF GROUP II HOME EQUITY LOANS (1)

ange of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
9.050 - 9.500	1	$80,014.53	0.07%
11.501 - 12.000	3	486,873.48	0.40
12.001 - 12.500	18	3,496,654.41	2.90
12.501 - 13.000	97	16,860,854.59	13.99
13.001 - 13.500	141	20,932,572.63	17.37
13.501 - 14.000	260	36,444,427.33	30.25
14.001 - 14.500	239	32,085,306.67	26.63
14.501 - 15.000	63	8,142,899.80	6.76
15.001 - 15.500	3	386,786.59	0.32
15.501 - 16.000	10	1,255,238.46	1.04
16.001 - 16.500	2	259,884.10	0.22
16.501 - 16.990	1	53,878.29	0.04
Total	838	$120,485,390.88	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group II Home Equity Loans is approximately 13.800%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP II HOME EQUITY LOANS

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
February-04	4	$473,528.49	0.39%
March-04	3	329,594.27	0.27
May-05	1	114,035.07	0.09
June-05	1	53,878.29	0.04
July-05	13	1,559,234.29	1.29
August-05	189	26,686,802.91	22.15
September-05	222	32,593,209.88	27.05
October-05	225	32,808,513.87	27.23
November-05	12	1,871,719.53	1.55
July-06	4	383,766.86	0.32
August-06	43	5,907,974.25	4.90
September-06	52	7,019,316.74	5.83
October-06	59	9,108,254.66	7.56
November-06	5	840,974.00	0.70
August-08	1	270,126.76	0.22
September-08	3	408,267.11	0.34
October-08	1	56,193.90	0.05
Total	838	$120,485,390.88	100.00%

LOAN BALANCES OF GROUP II HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
34,918 - 35,000	2	$69,891.06	0.06%
35,001 - 40,000	7	265,542.65	0.22
40,001 - 45,000	12	523,889.14	0.43
45,001 - 50,000	20	966,380.87	0.80
50,001 - 55,000	11	579,252.69	0.48
55,001 - 60,000	14	803,484.97	0.67
60,001 - 65,000	11	688,349.35	0.57
65,001 - 70,000	25	1,693,028.80	1.41
70,001 - 75,000	17	1,234,787.45	1.02
75,001 - 80,000	35	2,711,661.22	2.25
80,001 - 85,000	24	1,976,995.84	1.64
85,001 - 90,000	27	2,382,539.48	1.98
90,001 - 95,000	29	2,670,944.89	2.22
95,001 - 100,000	28	2,740,851.84	2.27
100,001 - 105,000	26	2,665,837.60	2.21
105,001 - 110,000	30	3,229,233.71	2.68
110,001 - 115,000	19	2,145,831.84	1.78
115,001 - 120,000	28	3,282,278.06	2.72
120,001 - 125,000	17	2,077,968.43	1.72
125,001 - 130,000	26	3,322,684.96	2.76
130,001 - 135,000	23	3,043,531.24	2.53
135,001 - 140,000	21	2,890,161.54	2.40
140,001 - 145,000	23	3,278,438.86	2.72
145,001 - 150,000	24	3,557,785.93	2.95
150,001 - 200,000	162	27,962,610.85	23.21
200,001 - 250,000	103	22,767,328.60	18.90
250,001 - 300,000	56	15,357,450.37	12.75
300,001 - 321,300	18	5,596,648.64	4.65
Total	838	$120,485,390.88	100.00%

__________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group II Home Equity Loans is approximately $143,777.32.

TYPES OF MORTGAGED PROPERTIES OF GROUP II HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	736	$105,102,150.21	87.23%
PUD	58	9,148,601.78	7.59
Condominium	24	3,875,754.23	3.22
Townhouse	13	1,595,169.69	1.32
Two- to Four-Family	2	293,232.32	0.24
Manufactured Housing	5	470,482.65	0.39
Total	838	$120,485,390.88	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS (1)

Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
180	1	$142,257.96	0.12%
360	837	120,343,132.92	99.88
Total	838	$120,485,390.88	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group II Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP II HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
178	1	$142,257.96	0.12%
354 - 360	837	120,343,132.92	99.88
Total	838	$120,485,390.88	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group II Home Equity Loans is approximately 358 months.

SEASONING OF GROUP II HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	16	$2,424,243.00	2.01%
1 - 6	822	118,061,147.88	97.99
Total	838	$120,485,390.88	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group II Home Equity Loans is approximately 2 months.

OCCUPANCY STATUS OF GROUP II HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	833	$120,094,096.80	99.68%
Investor	3	201,462.25	0.17
Second Home	2	189,831.83	0.16
Total	838	$120,485,390.88	100.00%

DOCUMENTATION TYPES OF GROUP II HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	731	$102,813,775.38	85.33%
Stated Documentation	75	12,161,677.46	10.09
Limited Documentation	32	5,509,938.04	4.57
Total	838	$120,485,390.88	100.00%

CREDIT GRADES OF GROUP II HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	44	$6,287,360.75	5.22%
A-1	488	70,108,417.43	58.19
A-2	275	39,318,979.39	32.63
B	15	2,179,923.53	1.81
C-1	13	2,201,452.72	1.83
C-2	3	389,257.06	0.32
Total	838	$120,485,390.88	100.00%

ORIGINAL CREDIT SCORES OF GROUP II HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
504 - 525	9	$1,560,665.04	1.30%
526 - 550	107	15,396,675.51	12.78
551 - 575	163	22,742,182.67	18.88
576 - 600	207	30,121,006.14	25.00
601 - 625	246	34,960,336.02	29.02
626 - 650	84	12,251,384.34	10.17
651 - 675	11	1,843,402.03	1.53
701 - 725	8	1,228,402.96	1.02
726 - 730	3	381,336.17	0.32
Total	838	$120,485,390.88	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group II Home Equity Loans is approximately 591.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

PRODUCT TYPES OF GROUP II HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	663	$95,687,393.84	79.42%
3/27 ARM	163	23,260,286.51	19.31
6 Month ARM	7	803,122.76	0.67
5/25 ARM	5	734,587.77	0.61
Total	838	$120,485,390.88	100.00%

PREPAYMENT PENALTIES OF GROUP II HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	501	$71,860,589.37	59.64%
No Prepayment Penalty	337	48,624,801.51	40.36
Total	838	$120,485,390.88	100.00%

PURPOSE OF GROUP II HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	539	$74,614,305.81	61.93%
Rate/Term Refinance	225	34,339,051.67	28.50
Purchase	74	11,532,033.40	9.57
Total	838	$120,485,390.88	100.00%

GROUP III HOME EQUITY LOANS
The following summary information with respect to the Group III Home Equity Loans is as of the Statistical Calculation Date:
	Summary Statistics	Range (if appropriate)

Avg. Outstanding Principal Balance	$126,601.85	$25,555.48 to $704,350.10
Wtd. Avg. Coupon Rate (approximate)	7.834%	4.750% to 12.350%
Wtd. Avg. Gross Margin (approximate)	8.147%	2.250% to 12.650%
Wtd. Avg. Maximum Rate (approximate) (1)	14.806%	10.750% to 19.350%
Wtd. Avg. Minimum Rate (approximate) (1)	7.834%	4.625% to 12.350%
Wtd. Avg. Original Loan-to-Value Ratio (approximate)	81.62%	7.78% to 100.00%
Wtd. Avg. Original Term to Maturity (approximate)	360 months	180 to 360 months
Wtd. Avg. Remaining Term to Maturity (approximate)	358 months	178 to 360 months
Wtd. Avg. Original Credit Score (approximate) (2)	590	441 to 800
Maximum Seasoning	17
Ratio of First to Second Liens	100.00% / 0.00%
Outstanding Principal Balance of Loans Secured by
Two- to Four-Family Properties	$3,542,162.78
All Other Properties	$429,562,752.53
Balloon Payments (as a percent of the aggregate outstanding loan balance)	0.00%
Six-Month Adjustable Rate Loans (3)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	1.81%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	4 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	1.01%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.00%
2 / 28 Adjustable Rate Loans (5)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	82.85%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	22 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.06%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.01%
3 / 27 Adjustable Rate Loans (6)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	14.93%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	34 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.92%
Wtd. Avg. Semi-annual Interest Rate Adjustment Cap (approximate) (4)	1.03%
5 / 25 Adjustable Rate Loans (7)
Percentage of Aggregate Outstanding Group III Principal Loan Balance	0.41%
Wtd. Avg. Remaining Period to Coupon Rate Adjustment (approximate)	58 months
Wtd. Avg. Initial Interest Rate Adjustment Cap (approximate) (4)	2.00%
Wtd. Avg. Annual Interest Rate Adjustment Cap (approximate) (4)	2.00%

—————————

(1)

The "Maximum Rates" or "Minimum Rates" are the highest and lowest rates, respectively, at which interest may accrue on the Group III Home Equity Loans.

(2)

Excludes one Home Equity Loan for which a credit score is not available.

(3)

"Six-Month Adjustable Rate Loans" have their first adjustment date six months following their date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(4)

Above the then current coupon rate.

(5)

"2/28 Adjustable Rate Loans" have their first adjustment date two years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(6)

"3/27 Adjustable Rate Loans" have their first adjustment date three years after the date of origination, and adjust semiannually thereafter, based on six-month LIBOR plus a margin, subject to certain limitations.

(7)

"5/25 Adjustable Rate Loans" have their first adjustment date five years after the date of origination, and adjust annually thereafter, based on  one yearLIBOR plus a margin, subject to certain limitations.

The tables set forth below contain approximate statistical information as of the Statistical Calculation Date regarding the Group III Home Equity Loans.  The sum of the percentage columns in the following tables may not equal 100% due to rounding.

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
OF GROUP III HOME EQUITY LOANS (1)

State	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Arizona	86	$10,785,839.90	2.49%
Arkansas	22	1,622,458.29	0.37
California	339	75,407,651.47	17.41
Colorado	65	11,974,053.01	2.76
Connecticut	37	7,169,943.67	1.66
Delaware	18	2,284,415.69	0.53
Florida	205	25,895,503.05	5.98
Georgia	179	20,768,558.73	4.80
Idaho	18	1,761,981.43	0.41
Illinois	54	5,528,964.70	1.28
Indiana	118	10,775,368.01	2.49
Iowa	52	3,844,017.83	0.89
Kansas	31	3,297,336.05	0.76
Kentucky	40	3,445,819.37	0.80
Louisiana	96	8,061,322.66	1.86
Maine	27	2,950,014.33	0.68
Maryland	43	7,458,687.05	1.72
Massachusetts	57	12,537,891.44	2.89
Michigan	130	14,771,935.36	3.41
Minnesota	42	4,650,727.02	1.07
Mississippi	67	5,574,132.76	1.29
Missouri	131	12,650,308.01	2.92
Montana	5	643,411.35	0.15
Nebraska	17	1,404,642.29	0.32
Nevada	27	3,513,063.29	0.81
New Hampshire	33	4,891,373.57	1.13
New Jersey	72	13,232,757.60	3.06
New Mexico	16	1,602,775.80	0.37
New York	140	18,480,986.60	4.27
North Carolina	114	12,073,350.57	2.79
North Dakota	1	84,914.29	0.02
Ohio	223	24,404,724.18	5.63
Oklahoma	47	3,157,097.07	0.73
Oregon	18	1,970,237.52	0.45
Pennsylvania	171	18,234,438.02	4.21
Rhode Island	9	1,492,582.72	0.34
South Carolina	25	2,092,978.32	0.48
South Dakota	4	280,722.02	0.06
Tennessee	80	8,008,857.64	1.85
Texas	275	24,723,448.61	5.71
Utah	17	2,297,121.27	0.53
Vermont	5	569,728.05	0.13
Virginia	105	16,807,451.15	3.88
Washington	50	8,081,673.71	1.87
West Virginia	8	949,477.90	0.22
Wisconsin	97	10,409,869.78	2.40
Wyoming	5	480,302.16	0.11
Total	3,421	$433,104,915.31	100.00%

—————————

(1)

Determined by property address designated as such in the related mortgage.

ORIGINAL LOAN-TO-VALUE RATIOS
OF GROUP III HOME EQUITY LOANS (1)

Range of Original Loan-to-Value Ratios (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
7.78 - 10.00	1	$34,968.83	0.01%
10.01 - 15.00	1	49,905.77	0.01
15.01 - 20.00	5	287,224.36	0.07
20.01 - 25.00	6	405,704.01	0.09
25.01 - 30.00	6	364,371.86	0.08
30.01 - 35.00	20	1,196,363.00	0.28
35.01 - 40.00	19	1,828,104.02	0.42
40.01 - 45.00	29	2,085,175.68	0.48
45.01 - 50.00	44	3,124,219.53	0.72
50.01 - 55.00	61	5,627,132.01	1.30
55.01 - 60.00	88	8,502,798.14	1.96
60.01 - 65.00	103	11,094,442.08	2.56
65.01 - 70.00	177	18,112,225.40	4.18
70.01 - 75.00	291	35,829,869.24	8.27
75.01 - 80.00	689	84,165,529.74	19.43
80.01 - 85.00	523	68,430,984.69	15.80
85.01 - 90.00	1,029	144,547,629.20	33.37
90.01 - 95.00	277	38,834,896.28	8.97
95.01 - 100.00	52	8,583,371.47	1.98
Total	3,421	$433,104,915.31	100.00%

—————————

(1)

As of the Statistical Calculation Date, the weighted average Original Loan-to-Value Ratio of the Group III Home Equity Loans is approximately 81.62%.

CURRENT COUPON RATES OF GROUP III HOME EQUITY LOANS (1)

Range of Current Coupon Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
4.750 - 5.000	2	$382,986.11	0.09%
5.001 - 5.500	100	21,720,635.22	5.02
5.501 - 6.000	207	35,385,957.10	8.17
6.001 - 6.500	231	38,601,107.06	8.91
6.501 - 7.000	289	48,049,086.82	11.09
7.001 - 7.500	211	30,047,335.40	6.94
7.501 - 8.000	603	77,569,576.79	17.91
8.001 - 8.500	407	47,802,547.31	11.04
8.501 - 9.000	498	54,902,989.65	12.68
9.001 - 9.500	244	25,673,493.60	5.93
9.501 - 10.000	316	28,690,680.61	6.62
10.001 - 10.500	159	12,827,618.93	2.96
10.501 - 11.000	111	7,891,547.44	1.82
11.001 - 11.500	30	2,425,680.51	0.56
11.501 - 12.000	11	865,877.89	0.20
12.001 - 12.350	2	267,794.87	0.06
Total	3,421	$433,104,915.31	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Coupon Rate of the Group III Home Equity Loans is approximately 7.834%.

GROSS MARGINS OF GROUP III HOME EQUITY LOANS (1)

Range of Gross Margins (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2.250 - 2.500	14	$1,784,602.46	0.41%
4.501 - 5.000	1	335,000.00	0.08
5.001 - 5.500	2	714,165.04	0.16
5.501 - 6.000	113	23,319,862.45	5.38
6.001 - 6.500	223	38,532,119.91	8.90
6.501 - 7.000	250	42,014,503.27	9.70
7.001 - 7.500	286	46,258,971.03	10.68
7.501 - 8.000	227	30,968,295.08	7.15
8.001 - 8.500	600	76,953,192.26	17.77
8.501 - 9.000	454	52,346,638.42	12.09
9.001 - 9.500	428	46,378,463.32	10.71
9.501 - 10.000	255	26,096,153.20	6.03
10.001 - 10.500	291	25,394,649.75	5.86
10.501 - 11.000	146	12,250,073.05	2.83
11.001 - 11.500	101	7,318,860.19	1.69
11.501 - 12.000	21	1,577,111.78	0.36
12.001 - 12.500	7	594,459.23	0.14
12.501 - 12.650	2	267,794.87	0.06
Total	3,421	$433,104,915.31	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Gross Margin of the Group III Home Equity Loans is approximately 8.147%.

MAXIMUM RATES OF GROUP III HOME EQUITY LOANS (1)

Range of Maximum Rates (%)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
10.750 - 11.000	2	$382,986.11	0.09%
11.001 - 11.500	3	545,899.22	0.13
11.501 - 12.000	4	513,993.55	0.12
12.001 - 12.500	101	21,780,474.35	5.03
12.501 - 13.000	210	35,703,100.95	8.24
13.001 - 13.500	240	39,454,293.19	9.11
13.501 - 14.000	303	50,593,692.27	11.68
14.001 - 14.500	212	29,870,698.70	6.90
14.501 - 15.000	589	75,080,116.06	17.34
15.001 - 15.500	399	47,431,902.05	10.95
15.501 - 16.000	501	55,195,908.06	12.74
16.001 - 16.500	240	24,980,152.40	5.77
16.501 - 17.000	306	27,514,632.58	6.35
17.001 - 17.500	158	12,676,687.37	2.93
17.501 - 18.000	110	7,821,025.18	1.81
18.001 - 18.500	30	2,425,680.51	0.56
18.501 - 19.000	11	865,877.89	0.20
19.001 - 19.350	2	267,794.87	0.06
Total	3,421	$433,104,915.31	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Maximum Rate of the Group III Home Equity Loans is approximately 14.806%.

NEXT INTEREST ADJUSTMENT DATES OF GROUP III HOME EQUITY LOANS

Next Interest Adjustment Date	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
December-03	1	$79,845.68	0.02%
January-04	1	81,728.91	0.02
February-04	18	2,611,982.87	0.60
March-04	21	2,047,213.97	0.47
April-04	21	2,899,477.20	0.67
May-04	1	99,358.23	0.02
June-04	1	63,429.50	0.01
March-05	1	39,031.96	0.01
May-05	23	1,587,570.77	0.37
June-05	15	1,029,928.36	0.24
July-05	32	3,855,447.11	0.89
August-05	703	87,101,444.03	20.11
September-05	986	121,405,817.78	28.03
October-05	1,056	135,898,829.61	31.38
November-05	60	7,745,287.52	1.79
December-05	1	201,123.29	0.05
February-06	1	101,541.40	0.02
May-06	1	106,340.12	0.02
June-06	2	269,990.59	0.06
July-06	6	533,332.72	0.12
August-06	113	16,297,075.71	3.76
September-06	142	20,166,057.04	4.66
October-06	184	24,508,160.39	5.66
November-06	17	2,590,298.09	0.60
August-08	5	505,472.87	0.12
September-08	3	725,989.69	0.17
October-08	5	479,789.90	0.11
November-08	1	73,350.00	0.02
Total	3,421	$433,104,915.31	100.00%

LOAN BALANCES OF GROUP III HOME EQUITY LOANS (1)

Range of Loan Balances ($)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
25,555 - 30,000	3	$80,443.19	0.02%
30,001 - 35,000	62	2,160,996.37	0.50
35,001 - 40,000	71	2,716,437.95	0.63
40,001 - 45,000	96	4,124,394.08	0.95
45,001 - 50,000	111	5,309,832.12	1.23
50,001 - 55,000	112	5,933,911.31	1.37
55,001 - 60,000	146	8,410,694.81	1.94
60,001 - 65,000	126	7,918,200.26	1.83
65,001 - 70,000	140	9,466,836.69	2.19
70,001 - 75,000	134	9,731,167.69	2.25
75,001 - 80,000	147	11,414,042.01	2.64
80,001 - 85,000	128	10,565,462.87	2.44
85,001 - 90,000	152	13,318,578.47	3.08
90,001 - 95,000	101	9,344,219.96	2.16
95,001 - 100,000	135	13,200,041.58	3.05
100,001 - 105,000	109	11,198,283.19	2.59
105,001 - 110,000	108	11,607,981.91	2.68
110,001 - 115,000	115	12,949,962.24	2.99
115,001 - 120,000	98	11,508,459.81	2.66
120,001 - 125,000	85	10,432,668.70	2.41
125,001 - 130,000	84	10,713,846.04	2.47
130,001 - 135,000	85	11,267,585.04	2.60
135,001 - 140,000	59	8,123,305.37	1.88
140,001 - 145,000	64	9,120,531.67	2.11
145,001 - 150,000	59	8,710,735.22	2.01
150,001 - 200,000	386	66,871,678.14	15.44
200,001 - 250,000	207	46,360,607.08	10.70
250,001 - 300,000	121	32,845,557.03	7.58
300,001 - 350,000	93	30,425,822.19	7.03
350,001 - 400,000	37	13,897,969.77	3.21
400,001 - 450,000	13	5,525,206.79	1.28
450,001 - 500,000	16	7,670,127.61	1.77
500,001 - 550,000	9	4,704,329.41	1.09
550,001 - 600,000	5	2,849,629.49	0.66
600,001 - 650,000	2	1,238,153.41	0.29
650,001 - 700,000	1	682,865.74	0.16
700,001 - 704,350	1	704,350.10	0.16
Total	3,421	$433,104,915.31	100.00%

__________________

(1)

As of the Statistical Calculation Date, the average outstanding Loan Balance of the Group III Home Equity Loans is approximately $126,601.85.

TYPES OF MORTGAGED PROPERTIES OF GROUP III HOME EQUITY LOANS

Property Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Single Family	3,012	$370,665,553.82	85.58%
PUD	216	39,755,486.61	9.18
Condominium	84	10,443,509.53	2.41
Townhouse	49	6,014,673.07	1.39
Two- to Four-Family	26	3,542,162.78	0.82
Manufactured Housing	34	2,683,529.50	0.62
Total	3,421	$433,104,915.31	100.00%

ORIGINAL TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS (1)

Original Term to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
180	2	$150,872.45	0.03%
240	2	114,560.79	0.03
360	3,417	432,839,482.07	99.94
Total	3,421	$433,104,915.31	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Term to Maturity of the Group III Home Equity Loans is approximately 360 months.

REMAINING TERMS TO MATURITY OF GROUP III HOME EQUITY LOANS (1)

Range of Remaining Terms to Maturity (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
178 - 180	2	$150,872.45	0.03%
181 - 240	2	114,560.79	0.03
301 - 360	3,417	432,839,482.07	99.94
Total	3,421	$433,104,915.31	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Remaining Term to Maturity of the Group III Home Equity Loans is approximately 358 months.

SEASONING OF GROUP III HOME EQUITY LOANS (1)

Range of Seasoning (months)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
0	117	$14,981,912.10	3.46%
1 - 12	3,302	417,949,403.18	96.50
13 - 17	2	173,600.03	0.04
Total	3,421	$433,104,915.31	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Seasoning of the Group III Home Equity Loans is approximately 2 months.

OCCUPANCY STATUS OF GROUP III HOME EQUITY LOANS

Occupancy Status	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Primary	3,334	$426,399,661.26	98.45%
Investor	63	5,107,114.12	1.18
Second Home	24	1,598,139.93	0.37
Total	3,421	$433,104,915.31	100.00%

DOCUMENTATION TYPES OF GROUP III HOME EQUITY LOANS

Documentation Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Full Documentation	2,981	$371,700,743.54	85.82%
Stated Documentation	341	46,521,957.87	10.74
Limited Documentation	99	14,882,213.90	3.44
Total	3,421	$433,104,915.31	100.00%

CREDIT GRADES OF GROUP III HOME EQUITY LOANS

Credit Grade	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
A+	157	$25,244,435.39	5.83%
A-1	1,155	172,719,561.66	39.88
A-2	1,163	141,729,811.92	32.72
B	300	30,640,114.79	7.07
C-1	480	45,842,869.45	10.58
C-2	166	16,928,122.10	3.91
Total	3,421	$433,104,915.31	100.00%

ORIGINAL CREDIT SCORES OF GROUP III HOME EQUITY LOANS (1)

Range of Original Credit Scores (2)	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Not Available(3)	1	$107,232.76	0.02%
441 - 450	2	122,809.69	0.03
451 - 475	6	393,709.41	0.09
476 - 500	26	2,453,844.38	0.57
501 - 525	355	33,937,895.46	7.84
526 - 550	751	88,215,066.58	20.37
551 - 575	612	70,778,413.88	16.34
576 - 600	482	63,191,044.57	14.59
601 - 625	401	57,053,736.40	13.17
626 - 650	369	57,138,451.86	13.19
651 - 675	211	30,601,821.96	7.07
676 - 700	114	15,793,260.09	3.65
701 - 725	49	8,314,974.27	1.92
726 - 750	19	2,475,496.70	0.57
751 - 775	14	1,476,313.26	0.34
776 - 800	9	1,050,844.04	0.24
Total	3,421	$433,104,915.31	100.00%

__________________

(1)

As of the Statistical Calculation Date, the weighted average Original Credit Score of the Group III Home Equity Loans (excluding Home Equity Loans for which a credit score is not available) is approximately 590.

(2)

The statistical credit score based on the borrower's historical credit data obtained by the originator of the Home Equity Loan through one or more of the three major credit bureaus in connection with the origination of the Home Equity Loan.

(3)

Home Equity Loans indicated as having a credit score that is "not available" consist of Home Equity Loans where no credit score can be obtained for the related borrower.

PRODUCT TYPES OF GROUP III HOME EQUITY LOANS

Product Type	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
2/28 ARM	2,877	$358,817,739.40	82.85%
3/27 ARM	467	64,682,966.59	14.93
6 Month ARM	63	7,819,606.86	1.81
5/25 ARM	14	1,784,602.46	0.41
Total	3,421	$433,104,915.31	100.00%

PREPAYMENT PENALTIES OF GROUP III HOME EQUITY LOANS

Prepayment Penalty	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Prepayment Penalty	2,083	$273,577,673.48	63.17%
No Prepayment Penalty	1,338	159,527,241.83	36.83
Total	3,421	$433,104,915.31	100.00%

PURPOSE OF GROUP III HOME EQUITY LOANS

Purpose	Number of Home Equity Loans	Statistical Calculation Date Loan Balance	% of Statistical Calculation Date Loan Balance
Cash Out Refinance	2,339	$279,213,548.63	64.47%
Rate/Term Refinance	777	104,111,475.36	24.04
Purchase	305	49,779,891.32	11.49
Total	3,421	$433,104,915.31	100.00%

BOND SUMMARY (to Call / Maturity)
Class AF-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.79	1.31	1.05	0.95	0.78	0.64	0.55
First Principal Payment Date	02/04	02/04	02/04	02/04	02/04	02/04	02/04
Last Principal Payment Date	10/07	08/06	01/06	10/05	06/05	02/05	12/04
Payment Windows (mos.)	45	31	24	21	17	13	11
Class AF-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	1.79	1.31	1.05	0.95	0.78	0.64	0.55
First Principal Payment Date	02/04	02/04	02/04	02/04	02/04	02/04	02/04
Last Principal Payment Date	10/07	08/06	01/06	10/05	06/05	02/05	12/04
Payment Windows (mos.)	45	31	24	21	17	13	11

Class AF-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.21	2.93	2.27	2.00	1.56	1.21	1.00
First Principal Payment Date	10/07	08/06	01/06	10/05	06/05	02/05	12/04
Last Principal Payment Date	09/08	04/07	07/06	03/06	10/05	05/05	02/05
Payment Windows (mos.)	12	9	7	6	5	4	3
Class AF-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.21	2.93	2.27	2.00	1.56	1.21	1.00
First Principal Payment Date	10/07	08/06	01/06	10/05	06/05	02/05	12/04
Last Principal Payment Date	09/08	04/07	07/06	03/06	10/05	05/05	02/05
Payment Windows (mos.)	12	9	7	6	5	4	3

Class AF-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.76	4.54	3.40	3.00	2.19	1.62	1.29
First Principal Payment Date	09/08	04/07	07/06	03/06	10/05	05/05	02/05
Last Principal Payment Date	06/13	12/09	06/08	01/08	09/06	11/05	06/05
Payment Windows (mos.)	58	33	24	23	12	7	5
Class AF-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	6.76	4.54	3.40	3.00	2.19	1.62	1.29
First Principal Payment Date	09/08	04/07	07/06	03/06	10/05	05/05	02/05
Last Principal Payment Date	06/13	12/09	06/08	01/08	09/06	11/05	06/05
Payment Windows (mos.)	58	33	24	23	12	7	5

BOND SUMMARY (to Call / Maturity)
Class AF-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.48	7.77	5.77	4.95	3.50	2.14	1.65
First Principal Payment Date	06/13	12/09	06/08	01/08	09/06	11/05	06/05
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	06/06	11/05
Payment Windows (mos.)	30	28	22	16	17	8	6
Class AF-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.75	8.88	6.58	5.60	4.03	2.14	1.65
First Principal Payment Date	06/13	12/09	06/08	01/08	09/06	11/05	06/05
Last Principal Payment Date	06/19	04/15	11/12	09/11	10/09	06/06	11/05
Payment Windows (mos.)	73	65	54	45	38	8	6

Class AF-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.84	8.18	6.18	5.26	4.01	2.46	1.91
First Principal Payment Date	11/15	03/12	03/10	04/09	01/08	06/06	11/05
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	07/06	12/05
Payment Windows (mos.)	1	1	1	1	1	2	2
Class AF-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	15.67	11.48	9.00	7.85	6.01	2.46	1.91
First Principal Payment Date	06/19	04/15	11/12	09/11	10/09	06/06	11/05
Last Principal Payment Date	12/19	09/15	03/13	01/12	05/10	07/06	12/05
Payment Windows (mos.)	7	6	5	5	8	2	2

Class AF-6 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.06	6.89	5.71	5.04	4.01	2.64	2.03
First Principal Payment Date	02/07	02/07	04/07	08/07	01/08	07/06	12/05
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	10/06	02/06
Payment Windows (mos.)	106	62	36	21	1	4	3
Class AF-6 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	8.15	7.16	6.40	6.03	5.52	2.64	2.03
First Principal Payment Date	02/07	02/07	04/07	08/07	04/08	07/06	12/05
Last Principal Payment Date	10/19	07/15	01/13	11/11	05/10	10/06	03/06
Payment Windows (mos.)	153	102	70	52	26	4	4

BOND SUMMARY (to Call / Maturity)
Class AV-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.20	2.82	2.08	1.70	1.14	0.77	0.61
First Principal Payment Date	02/04	02/04	02/04	02/04	02/04	02/04	02/04
Last Principal Payment Date	11/15	03/12	03/10	04/09	09/06	10/05	05/05
Payment Windows (mos.)	142	98	74	63	32	21	16
Class AV-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.44	3.01	2.24	1.83	1.14	0.77	0.61
First Principal Payment Date	02/04	02/04	02/04	02/04	02/04	02/04	02/04
Last Principal Payment Date	12/19	09/15	03/13	01/12	09/06	10/05	05/05
Payment Windows (mos.)	191	140	110	96	32	21	16

Class AV-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.03	2.68	1.97	1.60	1.10	0.74	0.58
First Principal Payment Date	02/04	02/04	02/04	02/04	02/04	02/04	02/04
Last Principal Payment Date	11/15	03/12	03/10	04/09	09/06	10/05	05/05
Payment Windows (mos.)	142	98	74	63	32	21	16
Class AV-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	4.18	2.79	2.05	1.66	1.10	0.74	0.58
First Principal Payment Date	02/04	02/04	02/04	02/04	02/04	02/04	02/04
Last Principal Payment Date	09/19	05/15	11/12	09/11	09/06	10/05	05/05
Payment Windows (mos.)	188	136	106	92	32	21	16

Class M-1 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.63	6.63	5.02	4.43	3.97	2.76	2.09
First Principal Payment Date	05/09	09/07	03/07	05/07	10/07	10/06	02/06
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	10/06	02/06
Payment Windows (mos.)	79	55	37	24	4	1	1
Class M-1 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.38	8.10	6.23	5.51	4.92	3.54	2.85
First Principal Payment Date	05/09	09/07	03/07	05/07	10/07	01/07	05/06
Last Principal Payment Date	01/21	08/16	01/14	10/12	01/11	01/08	04/07
Payment Windows (mos.)	141	108	83	66	40	13	12

BOND SUMMARY (to Call / Maturity)
Class M-2 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.63	6.63	5.01	4.38	3.77	2.76	2.09
First Principal Payment Date	05/09	09/07	02/07	04/07	07/07	10/06	02/06
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	10/06	02/06
Payment Windows (mos.)	79	55	38	25	7	1	1
Class M-2 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.69	8.38	6.44	5.67	4.77	4.31	3.54
First Principal Payment Date	05/09	09/07	02/07	04/07	07/07	01/08	04/07
Last Principal Payment Date	09/21	04/17	07/14	04/13	06/11	09/08	12/07
Payment Windows (mos.)	149	116	90	73	48	9	9

Class M-3 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.63	6.63	5.00	4.37	3.68	2.76	2.09
First Principal Payment Date	05/09	09/07	02/07	03/07	05/07	10/06	02/06
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	10/06	02/06
Payment Windows (mos.)	79	55	38	26	9	1	1
Class M-3 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	11.88	8.56	6.58	5.80	4.79	4.95	4.02
First Principal Payment Date	05/09	09/07	02/07	03/07	05/07	09/08	09/06
Last Principal Payment Date	02/22	08/17	12/14	08/13	09/11	04/09	06/08
Payment Windows (mos.)	154	120	95	78	53	8	22

Class M-4 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.63	6.63	5.00	4.36	3.64	2.76	2.09
First Principal Payment Date	05/09	09/07	02/07	03/07	04/07	10/06	02/06
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	10/06	02/06
Payment Windows (mos.)	79	55	38	26	10	1	1
Class M-4 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.01	8.69	6.69	5.88	4.82	5.19	3.01
First Principal Payment Date	05/09	09/07	02/07	03/07	04/07	04/07	06/06
Last Principal Payment Date	05/22	12/17	03/15	11/13	12/11	10/09	08/08
Payment Windows (mos.)	157	124	98	81	57	31	27

BOND SUMMARY (to Call / Maturity)
Class M-5 (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.63	6.63	5.00	4.35	3.60	2.76	2.09
First Principal Payment Date	05/09	09/07	02/07	02/07	04/07	10/06	02/06
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	10/06	02/06
Payment Windows (mos.)	79	55	38	27	10	1	1
Class M-5 (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.13	8.78	6.79	5.94	4.82	3.86	2.93
First Principal Payment Date	05/09	09/07	02/07	02/07	04/07	02/07	05/06
Last Principal Payment Date	09/22	04/18	07/15	03/14	03/12	12/09	10/08
Payment Windows (mos.)	161	128	102	86	60	35	30

Class B (To Call)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	9.63	6.63	5.00	4.34	3.57	2.76	2.09
First Principal Payment Date	05/09	09/07	02/07	02/07	03/07	10/06	02/06
Last Principal Payment Date	11/15	03/12	03/10	04/09	01/08	10/06	02/06
Payment Windows (mos.)	79	55	38	27	11	1	1
Class B (To Maturity)
FRM PPC / ARM CPR	50% / 12%	75% / 18%	100% / 24%	115% / 28%	150% / 36%	200% / 50%	250% / 60%
Average Life (yrs.)	12.27	8.90	6.91	6.04	4.88	3.82	2.91
First Principal Payment Date	05/09	09/07	02/07	02/07	03/07	12/06	04/06
Last Principal Payment Date	03/23	09/18	12/15	08/14	08/12	04/10	01/09
Payment Windows (mos.)	167	133	107	91	66	41	34

Net WAC Rate related to the Group III Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	2/25/2004	7.33%	N/A	33	10/25/2006	10.46%	10.46%
2	3/25/2004	7.33%	8.25%	34	11/25/2006	10.75%	10.41%
3	4/25/2004	7.35%	8.25%	35	12/25/2006	11.22%	11.22%
4	5/25/2004	7.35%	8.25%	36	1/25/2007	11.27%	10.90%
5	6/25/2004	7.35%	8.25%	37	2/25/2007	11.27%	10.90%
6	7/25/2004	7.35%	8.25%	38	3/25/2007	11.27%	12.07%
7	8/25/2004	7.35%	8.25%	39	4/25/2007	11.58%	11.20%
8	9/25/2004	7.35%	8.25%	40	5/25/2007	11.87%	11.87%
9	10/25/2004	7.37%	8.25%	41	6/25/2007	12.24%	11.85%
10	11/25/2004	7.37%	8.25%	42	7/25/2007	12.27%	12.27%
11	12/25/2004	7.37%	8.25%	43	8/25/2007	12.27%	11.88%
12	1/25/2005	7.37%	8.25%	44	9/25/2007	12.27%	11.88%
13	2/25/2005	7.37%	8.25%	45	10/25/2007	12.57%	12.57%
14	3/25/2005	7.37%	8.25%	46	11/25/2007	12.87%	12.45%
15	4/25/2005	7.38%	8.25%	47	12/25/2007	13.23%	13.23%
16	5/25/2005	7.38%	8.25%	48	1/25/2008	13.27%	12.84%
17	6/25/2005	7.39%	8.25%	49	2/25/2008	13.27%	12.84%
18	7/25/2005	7.39%	8.25%	50	3/25/2008	13.27%	13.72%
19	8/25/2005	7.39%	8.25%	51	4/25/2008	13.53%	13.09%
20	9/25/2005	7.39%	8.25%	52	5/25/2008	13.79%	13.79%
21	10/25/2005	7.82%	8.25%	53	6/25/2008	14.11%	13.66%
22	11/25/2005	8.42%	8.25%	54	7/25/2008	14.14%	14.14%
23	12/25/2005	9.06%	9.06%	55	8/25/2008	14.14%	13.68%
24	1/25/2006	9.12%	8.82%	56	9/25/2008	14.14%	13.68%
25	2/25/2006	9.12%	8.82%	57	10/25/2008	14.23%	14.23%
26	3/25/2006	9.12%	9.77%	58	11/25/2008	14.24%	13.78%
27	4/25/2006	9.33%	9.03%	59	12/25/2008	14.29%	14.29%
28	5/25/2006	9.63%	9.63%	60	1/25/2009	14.29%	13.83%
29	6/25/2006	9.94%	9.62%	61	2/25/2009	14.29%	13.83%
30	7/25/2006	9.97%	9.97%	62	3/25/2009	14.29%	15.31%
31	8/25/2006	9.97%	9.65%	63	4/25/2009	14.29%	13.83%
32	9/25/2006	9.97%	9.65%

(1)

Assumes all indices are instantaneously increased to 20.00%

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received from the Cap Agreement.

Net WAC Rate related to the Subordinate Certificates

Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)	Period	Pay Date	Net WAC Rate(1)	Effective Net WAC Rate(2)
1	2/25/2004	7.13%	N/A	33	10/25/2006	10.12%	10.12%
2	3/25/2004	7.13%	8.45%	34	11/25/2006	10.40%	10.06%
3	4/25/2004	7.15%	8.45%	35	12/25/2006	10.85%	10.85%
4	5/25/2004	7.15%	8.45%	36	1/25/2007	10.89%	10.54%
5	6/25/2004	7.15%	8.46%	37	2/25/2007	10.89%	10.54%
6	7/25/2004	7.15%	8.45%	38	3/25/2007	10.96%	11.74%
7	8/25/2004	7.15%	8.45%	39	4/25/2007	11.36%	10.99%
8	9/25/2004	7.15%	8.44%	40	5/25/2007	11.68%	11.68%
9	10/25/2004	7.16%	8.44%	41	6/25/2007	12.05%	11.66%
10	11/25/2004	7.16%	8.44%	42	7/25/2007	12.08%	12.08%
11	12/25/2004	7.17%	8.44%	43	8/25/2007	12.08%	11.69%
12	1/25/2005	7.17%	8.44%	44	9/25/2007	12.08%	11.69%
13	2/25/2005	7.17%	8.44%	45	10/25/2007	12.39%	12.39%
14	3/25/2005	7.17%	8.44%	46	11/25/2007	12.69%	12.28%
15	4/25/2005	7.18%	8.42%	47	12/25/2007	13.05%	13.05%
16	5/25/2005	7.18%	8.43%	48	1/25/2008	13.08%	12.66%
17	6/25/2005	7.19%	8.42%	49	2/25/2008	13.08%	12.66%
18	7/25/2005	7.19%	8.43%	50	3/25/2008	13.08%	13.53%
19	8/25/2005	7.19%	8.42%	51	4/25/2008	13.35%	12.92%
20	9/25/2005	7.19%	8.42%	52	5/25/2008	13.60%	13.60%
21	10/25/2005	7.63%	8.43%	53	6/25/2008	13.91%	13.46%
22	11/25/2005	8.20%	8.41%	54	7/25/2008	13.94%	13.94%
23	12/25/2005	8.80%	9.04%	55	8/25/2008	13.94%	13.49%
24	1/25/2006	8.85%	8.85%	56	9/25/2008	13.94%	13.49%
25	2/25/2006	8.85%	8.85%	57	10/25/2008	14.03%	14.03%
26	3/25/2006	8.84%	9.60%	58	11/25/2008	14.04%	13.59%
27	4/25/2006	9.06%	9.00%	59	12/25/2008	14.09%	14.09%
28	5/25/2006	9.34%	9.47%	60	1/25/2009	14.10%	13.64%
29	6/25/2006	9.63%	9.45%	61	2/25/2009	14.10%	13.64%
30	7/25/2006	9.65%	9.72%	62	3/25/2009	14.10%	15.11%
31	8/25/2006	9.65%	9.46%	63	4/25/2009	14.10%	13.65%
32	9/25/2006	9.64%	9.46%

(1)

Assumes all indices are instantaneously increased to 20.00%

(2)

Assumes all indices are instantaneously increased to 20.00% and payments are received from the Cap Agreement.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% PPC for Fixed Rate Mortgages and 28% CPR for Adjustable Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward LIBOR		Static LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	22.6	18.44%	24.9	19.54%
Class M-2	17.3	15.51%	19.6	16.83%
Class M-3	14.6	13.78%	16.9	15.24%
Class M-4	12.7	12.45%	15.0	14.02%
Class M-5	11.0	11.17%	13.3	12.86%
Class B	9.2	9.71%	11.2	11.31%